As filed with the Securities and Exchange Commission on January 28, 2004
Registration No. 2-83397
Investment Company Act File No. 811-08749

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933/X/

Pre-Effective Amendment No. _____           /  /

Post-Effective Amendment No. 7                  /X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/
Amendment No. 7/X/

Capstone Social Ethics and Religious Values Fund
 (Exact Name of Registrant as Specified in Charter)

5847 San Felipe, Suite 4100, Houston, Texas 77057
 (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (713) 260-9000

Allan S. Mostoff, Esq.
Dechert LLP
1775 I Street, N.W.
 Washington, DC 20006
 (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/  /    immediately upon filing pursuant to paragraph (b).
/X/  on January 28, 2004 pursuant to paragraph (b).
/  /   60 days after filing pursuant to paragraph (a)(i).
/  /   on (date) pursuant to paragraph (a)(i).
/  /   75 days after filing pursuant to paragraph (a)(ii).
/  /   on ________________ pursuant to paragraph (a)(ii) of Rule 485

CAPSTONE SOCIAL ETHICS AND RELIGIOUS VALUES FUND

Short-Term Bond Fund

Bond Fund

Large Cap Equity Fund

Small Cap Equity Fund

International Fund

PROSPECTUS

January 28, 2004

For more complete information about the Capstone Social Ethics and Religious Values Fund, including charges and expenses, contact the Distributor at the address below.
Please read this prospectus carefully before you invest or send money.

CAPSTONE ASSET PLANNING COMPANY
5847 SAN FELIPE, SUITE 4100
HOUSTON, TEXAS 77057
1-800-262-6631
info@capstonefinancial.com

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

RISK/RETURN SUMMARY AND FUND EXPENSES
      About The Capstone Social Ethics and Religious Values Fund (SERV)

     Benchmark Funds

     Short-Term Bond Fund

     Bond Fund

     Large Cap Equity Fund

     Small Cap Equity Fund

     International Fund

     Principal Risks

     Performance Information

     Fees and Expenses

MANAGEMENT

     Advisor and Administrator

     Advisory Committee and Consultant

BUYING AND SELLING SHARES

     Share Price

     Minimum Investment

     Share Certificates

     Telephone Transactions

     Frequent Transactions

     Purchasing Fund Shares

     Redeeming Fund Shares

     Exchanging Fund Shares

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Dividends and Distributions

     Tax Treatment of Dividends, Distributions and Redemptions

FINANCIAL HIGHLIGHTS

HOW TO GET MORE INFORMATION

RISK/RETURN SUMMARY AND FUND EXPENSES

About the Capstone Social Ethics and Religious Values Fund (SERV)

     The Funds offered by SERV and described in this prospectus are as follows:
Fixed Income Funds	Domestic Equity Funds	International Fund
Short-Term Bond Fund	Large Cap Equity Fund	International Fund
Bond Fund	Small Cap Equity Fund

     Each of SERV's five investment portfolios (Funds) has different investment policies.

     Benchmark Funds - Each Fund, is an "index-type fund" i.e., each Fund is designed to produce performance generally comparable to a designated index or "benchmark."

     Socially Responsible Investment Policies - Each Fund follows certain socially responsible criteria in making its investments. The Funds avoid investing in companies whose primary business is the manufacture, operation or distribution of alcohol, caffeinated beverages or tobacco products, meat products, pornography, or casino and other gambling activities, although some of these companies may be indirectly represented in derivatives in which a Fund invests. The funds may apply additional values-based criteria that are consistent with the Funds' social, ethical and religious values and deemed appropriate by the Investment Adviser.

     Two Classes of Shares - Each of the Funds offers Class A shares and Class C shares, which differ in terms of expenses and minimum investments. (See "Shareholder Information.")

     Adviser and Administrator -The Funds' investment adviser and administrator is Capstone Asset Management Company. The investment objectives and principal investment strategies of each Fund are described below. The investment objective(s) of a Fund may be changed without shareholder approval.

BENCHMARK FUNDS

     Each of the Funds seeks to match the performance of a designated index or blended index. The Adviser and Administrator will select portfolio investments for each Fund using statistical methods designed to produce total returns that will be comparable to the designated Benchmark. Thus, the Adviser and Administrator will not be using traditional methods of security selection based on analysis of market conditions and particular issuers. Additionally, these Funds will not assume temporary defensive positions when market or other conditions negatively affect the classes of securities reflected in their portfolios. It should be noted that in avoiding investments that are inconsistent with the Funds' socially responsible investment policies, a Fund may be limited in its ability to match the performance of a particular Benchmark. Other factors, such as variations in a Fund's size, the availability of various investment techniques, and regulatory limitations on the use of certain techniques from time to time may also interfere with a Fund's ability to match its Benchmark's performance.

     Because the Adviser and Administrator may use a variety of techniques to pursue each Fund's investment objective, the Funds are unlikely to hold securities identical to, or in the same proportions as, those in any reference Benchmark. Further, each Fund must maintain some portion of its assets in cash or short-term money market instruments and repurchase agreements to meet redemptions and to cover other Fund expenses. To the extent consistent with prudent management, the Adviser and Administrator will take positions in futures contracts to gain exposure to relevant securities markets when incoming cash cannot be immediately invested in suitable securities. Neither the Fund, the Adviser and Administrator, nor their affiliates, are in any way sponsored by or affiliated with the firms that publish the reference Benchmarks.

SHORT-TERM BOND FUND

     Investment Objective: Current income and relative capital stability.

Principal Investment Strategies

     The Fund attempts to match the price and yield performance, before Fund expenses, of a blended short-term index consisting of one-third U.S. Treasury securities, one-third, U.S. government agency securities, and one-third investment grade corporate obligations. Each of these sub-portfolios consists of securities with a maximum maturity of three years. (Investment grade securities are those that are rated at least BBB by Standard & Poors Corporation ("S&P") or Baa by Moody's Investors Service ("Moody's') or deemed of comparable quality by the Adviser and Administrator.)

     The Fund's assets will be divided in roughly equal proportions among securities of the types represented by the three sub-portfolios. However, the Fund will also maintain small portions of its assets in cash, short-term money market instruments and/or repurchase agreements. Each sub-portfolio seeks to match the total return of an appropriate corresponding index. The indexes currently used for this purpose are the Merrill Lynch 1-3 Year Treasury Index, the Merrill Lynch 1-3 Year U.S. Government Agency Index, and the Merrill Lynch 1-3 Year Investment Grade Corporate Index. The Adviser and Administrator may, however, determine to use other indexes with closely comparable characteristics.

     The securities in which each of these sub-portfolios will be invested are as follows:

     The U.S. Treasury sub-portfolio will consist primarily of obligations backed by the full faith and credit of the U.S. Treasury that have remaining maturities of not greater than three years. These obligations include Treasury bills, which generally mature in one year or less from their date of issue. This sub-portfolio may also include Treasury bonds that have remaining maturities of no more than three years.

     The U.S. government agency sub-portfolio will include primarily securities with remaining maturities of no more than three years, issued or guaranteed by U.S. government agencies or instrumentalities, including (but not limited to) the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Export-Import Bank of the United States, the Farmers Home Administration, the Small Business Administration, the Federal Farm Credit Bank, the Bank for Cooperatives, the Federal Land Bank, the Student Loan Marketing Association, the Tennessee Valley Authority, and the Federal Intermediate Credit Banks.

     Obligations of some of these organizations are backed by the full faith and credit of the U.S. Treasury (for example, securities issued by the Government National Mortgage Association). Others are backed by the ability of the agency to borrow from the Treasury (such as securities issued by the Federal Home Loan Bank), while others are supported only by the credit of the issuer (such as securities issued by the Federal Farm Credit Bank) with no assurance of financial support from the U.S. Treasury.

     The investment grade corporate obligation sub-portfolio will include primarily dollar-denominated obligations issued by domestic and foreign corporations that are rated within the top four rating categories (BBB or better by S&P or Baa or better by Moody's or a comparable rating by another Nationally Recognized Statistical Rating Organization ("NRSRO")) or deemed of comparable quality by the Adviser and Administrator and that have remaining maturities of no more than three years. These obligations may include corporate bonds, debentures, notes (including demand and master demand notes) and other similar corporate debt instruments.

     The Fund will, under normal market conditions, have at least 80% of its total assets invested in bonds. The instruments in which the Fund invests may have fixed, variable or floating rates of interest. The Fund may purchase futures as a temporary substitute for investment in bonds. The Fund may have small portions of its portfolio in cash or short-term money market instruments. It may also invest in repurchase agreements with respect to permitted portfolio investments. The Fund may purchase securities on a when-issued or forward commitment basis.

BOND FUND

     Investment Objective: Current income

Principal Investment Strategies

     The Fund pursues its objective by attempting to match the price and yield performance, before Fund expenses, of the Lehman Brothers Government/Credit Bond ("LBG/C") Index. The LBG/C Index is comprised of U.S. Treasury obligations, U.S. government agency or instrumentality obligations, investment grade corporate obligations (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporate (sovereign, supranational, foreign agencies, and foreign local governments). The Fund's portfolio will be structured in a manner designed to provide generally comparable performance by investing primarily in similar types of securities having a broad range of maturities.

     Under normal market conditions, at least 80% of the Fund's total assets will be invested in bonds. The instruments in which the Fund invests may have fixed, variable or floating rates of interest. The Fund may have small portions of its portfolio in cash or short-term money market instruments. It may also invest in repurchase agreements with respect to permitted portfolio investments. The Fund may purchase futures as a temporary substitute for investment in bonds. The Fund may purchase securities on a when-issued or forward commitment basis.

LARGE CAP EQUITY FUND

     Investment Objective: Capital growth and income.

Principal Investment Strategies

     The Fund pursues its objective by attempting to match the performance, before expenses, of a widely recognized index of large cap equities which will be specified by the Advisory Committee from time to time. The Fund will seek to match the performance of this index by investing primarily in equity securities of the type that are included in the index. "Equity securities" include common stocks (including SPDRs), preferred stocks, and securities convertible or exchangeable for common stock. At least 80% of the Fund's total assets will be, under normal market conditions, invested in equity securities of issuers whose capitalization, at the time of investment, is equal to or exceeds the minimum capitalization of issuers in the specified index. The Fund may also, however, have small portions of its portfolio in cash or short-term money market instruments and in repurchase agreements. The Fund may purchase futures as a temporary substitute for investment in equity securities. The Fund may invest up to 10% of its total assets in S&P Depository Receipts ("SPDRs"). SPDRs are interests in the SPDR Trust, a unit investment trust that seeks to provide investment results generally comparable to the price and yield performance of the S&P 500 Index.

SMALL CAP EQUITY FUND

     Investment Objective: Capital appreciation.

Principal Investment Strategies

     The Fund pursues its objective by attempting to match total return before Fund expenses, of a widely recognized index of small cap equities, which will be specified by the Advisory Committee from time to time. The Fund will seek to match the performance of this index by investing primarily in equity securities of the type that are included in this index. At least 80% of the Fund's total assets will, under normal market conditions, be invested in equity securities (as defined for Large Cap Equity Fund, above) of issuers whose capitalization, at the time of investment, falls within the capitalization range of issuers in the specified index. It may also, however, have small portions of its portfolio in cash or short-term money market instruments and in repurchase agreements. The Fund may purchase futures contracts as a temporary substitute for investment in equity securities. Like the Large Cap Equity Fund, this Fund may invest up to 10% of its total assets in S&P's 400 MidCap Depository Receipts ("MDYs").

INTERNATIONAL FUND

     Investment Objective: Capital appreciation

Principal Investment Strategies

     The Fund pursues this objective by attempting to match the performance and yield characteristics of the Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") Index before fund expenses, net of withholding taxes. The EAFE Index is based on the share prices of more than 1,000 companies listed on the stock exchanges of Europe, Australia, New Zealand and the Far East. Europe includes Austria, Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. The Far East includes Japan, Hong Kong and Singapore/Malaysia. The Fund will seek to match the performance of this index by investing primarily in securities with characteristics generally comparable to those that are included in this index or whose performance is expected to be comparable to that of the index or a portion of the index.

     The Fund may invest in securities of other investment companies. Applicable law limits investments by the Fund and its affiliated persons to no more than 3% of the total outstanding stock of a particular other investment company. Further, the Fund may, in any 30-day period, redeem an amount equal to no more than 1% of the other investment company's total outstanding securities. The Fund will monitor its investments in other investment companies to assure compliance with its policy to have no more than 15% of its net assets invested in illiquid securities. The Fund's investment company investments will include shares of other investment companies that invest in foreign securities. The Fund may invest in iShares. iShares are shares of various Series of iShares, Inc., a registered open-end investment company, each of whose Series seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by an index for that market compiled by Morgan Stanley Capital International. iShares are available for at least the following markets: Australia, Austria, Belgium, Canada, France, Germany, Hong Kong, Italy, Japan, Malaysia, Mexico, Netherlands, Singapore, Spain, Sweden, Switzerland and the United Kingdom. iShares are listed for trading on the American Stock Exchange.

     The Fund's investments may be in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar instruments. (See "Foreign Securities," below.) The Fund may invest in forward foreign currency exchange contracts. It may also, however, have small portions of its portfolio in cash or short-term money market instruments and in repurchase agreements. The Fund may purchase futures as a temporary substitute for investment in equity securities. Under normal market conditions, at least 80% of the Fund's assets will be invested, either directly or through other investment companies, in securities and other instruments representing issuers that are tied economically to at least three countries.

PRINCIPAL RISKS

     Investment in any of the Funds involves risk. There can be no assurance that a Fund will achieve its investment objective. Additionally, there can be no assurance that a Benchmark Fund will match the performance of its benchmark index(es). You can lose money on your investment. When you sell your Fund shares, they may be worth less than you paid for them. No Fund, by itself, constitutes a balanced investment program.

Fixed Income Funds

     The Fixed Income Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.

     Each of the Fixed Income Funds has the following principal risks:

     Interest Rate Risk. The value of fixed income securities fluctuates with changes in interest rates, and if interest rates rise, the value of securities held by a Fund will fall. If interest rates fall, a Fund must invest new funds and proceeds of expired investments at a lower interest rate, reducing the Fund's yield.

     Credit Risk. The issuer of a fixed income security may fail to make payments of interest and principal in a timely manner, or may default entirely. Also, when an issuer's credit rating drops or it ceases to be rated, the value of its securities tends to fall. These developments can cause the value of a Fund's shares and/or its yield to decline. When a security ceases to be rated or its rating is downgraded below the minimum required for purchase by a Fund, the Adviser and Administrator will determine whether it is in the best interest of the Fund to continue to hold the security, subject to a 5% limit on below-investment grade holdings by any of these Funds.

     Short-Term Bond Fund and Bond Fund may invest in securities rated BBB or Baa by S&P or Moody's, respectively. Obligations rated BBB or Baa may have speculative characteristics and changes in economic conditions or other circumstances may lead to a weakened capacity to make principal and interest payments relative to higher grade bonds.

     Index Risk. Because the Short-Term Bond Fund and Bond Fund are index-type funds, their performance is intended to track that of the particular market their Benchmark(s) is designed to reflect. When the value of that index declines, the value of the particular Fund's shares can also be expected to decline.

Equity Funds

     Equity Risk. Equity securities have no guaranteed value and may fluctuate at times dramatically in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment.

     Small Cap Risk. Small Cap Fund is exposed to the risks of smaller capitalization companies whose securities prices can be quite volatile and which are more vulnerable to economic changes than other issuers. These risks can cause sudden and substantial changes in prices of the Fund's portfolio securities and, thus, of its shares.

     Index Risk. Because the Equity Funds are index-type funds, their performance is intended to track that of the particular market their Benchmark(s) is designed to reflect. When the value of that index declines, the value of an Equity Fund's shares can also be expected to decline.

International Fund

     In addition to the risks noted below, the International Fund has risks similar to those of the Equity Funds.

     Foreign Security Risk. Foreign securities investments involve higher costs and some risks that are different from its investments in U.S. securities. These different risks come from differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as from fluctuations in currency values. Further, there is often more limited information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest.

Other Risks of the Funds

     Investments in Other Investment Companies - A Fund, particularly the International Fund, may invest in shares of other investment companies ("funds"). A Fund bears a proportional share of the expenses of that other fund, which are in addition to those of the Fund. For example, a Fund will bear a portion of the other fund's investment advisory fees, although the fees paid by the Fund to the Adviser and Administrator will not be proportionally reduced.

PERFORMANCE INFORMATION

     The following bar charts and tables illustrate the past performance of each of the Funds. The bar charts and tables provide an indication of the risks on an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The bar chart shows returns only for Class C shares of each Fund, which are higher than those for Class A shares due to the lower expenses borne by Class C shares. Each chart and table assumes that dividends and distributions paid by the particular Fund have been reinvested in additional Fund shares at net asset value. You should remember that past performance does not necessarily indicate how a Fund will perform in the future.

SHORT-TERM BOND FUND [chart]

1999:  2.62%

2000:  7.62%

2001:  8.00%

2002:  5.32%

2003:  1.04%

Best Quarter:   3.06% Third Quarter 2001
Worst Quarter:   -0.18% Third Quarter 2003
	Average Annual Total Return as of December 31, 2003
Class C*	Past year	Since Inception 1-04-1999
Return Before Taxes	1.04%	4.90%
Return After Taxes on Distributions	0.25%	3.12%
Return After Taxes on Distributions and Sale of Fund Shares	0.77%	3.09%
Class A
Return Before Taxes	0.82%	4.65%
1-3 Year Blended Index**	3.15%	5.91%

* After-Tax Returns:

- Are shown for Class C shares only and will vary for Class A shares because this class has a higher expense ratio;

- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes;

actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

- Are not relevant to investors who hold fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.

** The 1-3 Year Blended Index is calculated by weighting each of the following indexes equally: (1) Merrill Lynch 1-3 Year Treasury Index, an unmanaged index consisting of coupon-bearing Treasury issues exclusive of flower bonds with a maturity of 1-2.9 years; (2) Merrill Lynch 1-3 Year Government Agency Index, an unmanaged index consisting of coupon-bearing debt of agencies of the U.S. Government with a maturity of 1-2.9 years, excluding agency pass-throughs, CMOs and flower bonds; and (3) Merrill Lynch 1-3 Year Investment Grade Corporate Index, an unmanaged index consisting of investment grade (BBB/Baa or better) corporate debt representing a cross-section of industries with maturities ranging from 1-2.9 years.

BOND FUND [chart]

1999:  -2.54%

2000:  11.60%

2001:    7.94%

2002:  10.68%

2003:    2.99%

Best Quarter:   5.48% Third Quarter 2002
Worst Quarter:   -1.39% First Quarter 1999
	Average Annual Total Return as of December 31, 2003
Class C*	Past year	5 Years	Since Inception 9-30-98
Return Before Taxes	2.99%	6.00%	5.74%
Return After Taxes on Distributions	1.51%	3.92%	3.67%
Return After Taxes on Distributions and Sale of Fund Shares	1.94%	3.81%	3.60%
Class A
Return Before Taxes	2.79%	5.85%	5.49%
Lehman Brothers: Government/Credit Bond Index **	4.67%	6.66%	6.35%

* After-Tax Returns:

- Are shown for Class C shares only and will vary for Class A shares because this class has a higher expense ratio;

- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

- Are not relevant to investors who hold fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.

** The Lehman Brothers Government/Credit Bond Index ("LBG/C") is comprised of U.S. Treasury obligations, U.S. government agency/instrumentality obligations, investment grade corporate obligations (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporate(sovereign, supranational, foreign agencies, and foreign local governments).

LARGE CAP EQUITY FUND [chart]

1999:  21.84%

2000:  -9.59%

2001:  11.89%

2002:  22.07%

2003:  26.79%

Best Quarter:   14.77% Fourth Quarter 1999
Worst Quarter:   -16.97% Third Quarter 2002
	Average Annual Total Return as of December 31, 2003
Class C*	Past year	5 Years	Since Inception 9-30-98
Return Before Taxes	26.79%	-0.83%	2.86%
Return After Taxes on Distributions	26.07%	-1.62%	2.06%
Return After Taxes on Distributions and Sale of Fund Shares	17.35%	-1.10%	2.03%
Class A
Return Before Taxes	26.46%	-1.09%	2.60%
S&P 500 Composite Stock Index **	28.69%	-0.57%	3.18%

* After-Tax Returns:

- Are shown for Class C shares only and will vary for Class A shares because this class has a higher expense ratio;

- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes;

actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

- Are not relevant to investors who hold fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.

** The S&P 500 Index consists of 500 common stocks of large companies whose securities are widely held and have an active trading market. Each security's weight in the index is proportional to its market value. Thus, the largest stocks included in the index will comprise a disproportionate portion of the value of the index. The securities in the index represent a variety of industries. Most securities in the index are listed on the New York Stock Exchange, but NASDAQ and American Stock Exchange securities are also represented.

SMALL CAP EQUITY FUND [chart]

1999:   13.74%

2000:   12.12%

2001:    4.64%

2002:  -14.35%

2003:   36.83%

Best Quarter:   20.80% Fourth Quarter 2001
Worst Quarter:   -18.12% Third Quarter 2002
	Average Annual Total Return as of December 31, 2003
Class C*	Past year	5 Years	Since Inception 9-30-98
Return Before Taxes	36.83%	9.36%	12.25%
Return After Taxes on Distributions	36.61%	7.54%	10.47%
Return After Taxes on Distributions and Sale of Fund Shares	23.90%	7.22%	9.83%
Class A
Return Before Taxes	36.53%	9.11%	11.95%
S&P Small Cap 600 Index **	38.81%	9.67%	12.61%

* After-Tax Returns:

- Are shown for Class C shares only and will vary for Class A shares because this class has a higher expense ratio;

- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes;

actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

- Are not relevant to investors who hold fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.

** The S&P Small Cap 600 Index is a broadly diversified unmanaged index consisting of 600 stocks with smaller market capitalization than those included in the S&P 500 Index.

INTERNATIONAL FUND [chart]

1999:     26.62%

2000:   -17.05%

2001:   -22.29%

2002:    16.46%

2003:    25.39%

Best Quarter:   17.72% Fourth Quarter 1999
Worst Quarter:   -20.46% Third Quarter 2002
	Average Annual Total Return as of December 31, 2003
Class C*	Past year	5 Years	Since Inception 9-30-98
Return Before Taxes	25.39%	-3.08%	0.45%
Return After Taxes on Distributions	24.60%	-4.63%	-1.37%
Return After Taxes on Distributions and Sale of Fund Shares	16.42%	-3.31%	-0.47%
Class A
Return Before Taxes	24.79%	-3.36%	0.15%
EAFE Index **	-15.66%	0.26%	-2.99%

* After-Tax Returns:

- Are shown for Class C shares only and will vary for Class A shares because this class has a higher expense ratio;

- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes;

actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

- Are not relevant to investors who hold fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.

** The Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index") is based on the share prices of more than 1,000 companies listed on the stock exchanges of Europe, Australia, New Zealand and the Far East. Europe includes Austria, Belgium, Denmark, Finland, France, Germany, Italy, The Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom. The Far East includes Japan, Hong Kong, and Singapore/Malaysia. The index is translated into U.S. dollars and includes reinvestment of all dividends and capital gain distributions.

FEES AND EXPENSES

     This table describes the fees and expenses you will pay if you invest in the Funds. As you can see, the Funds have no fees that are charged directly to shareholders. Shareholders of a Fund do, however, bear indirectly a portion of that Fund's operating expenses.

FEE TABLE

          Shareholder Fees (fees paid directly from your investment)

Maximum front-end sales charge	None
Maximum deferred sales charge	None
Maximum sales charge on reinvested dividends and distributions	None
Redemption fee (Applies to SERV International Only)	1.0%
Redemption fee (Other Funds)	None
Exchange fee	None
Maximum account fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Short-Term Bond		Bond Fund
	Class A	Class C	Class A	Class C
Investment Advisory Fees	0.15%	0.15%	0.15%	0.15%
Distribution (12b-1 Fees)*	0.25%	0.00%	0.25%	0.00%
Other Expenses**	0.48%	0.48%	0.46%	0.46%
Total Annual Fund Operating Expenses	0.88%	0.63%	0.86%	0.61%

	Large Cap Equity		Small Cap Equity
	Class A	Class C	Class A	Class C
Investment Advisory Fees	0.15%	0.15%	0.15%	0.15%
Distribution (12b-1 Fees)*	0.25%	0.00%	0.25%	0.00%
Other Expenses**	0.39%	0.39%	0.45%	0.45%
Total Annual Fund Operating Expenses	0.79%	0.54%	0.85%	0.60%
	International
	Class A	Class C
Investment Advisory Fees	0.15%	0.15%
Distribution (12b-1 Fees)*	0.25%	0.00%
Other Expenses**	0.70%	0.70%
Total Annual Fund Operating Expenses	1.10%	0.85%

* The Funds have adopted Rule 12b-1 plans that permit Class A shares of each Fund to pay portions of its average net assets each year for distribution costs. These fees are an ongoing charge to Class A shares of each Fund and therefore are an indirect expense to Class A shareholders. Over time these fees may cost you more than other types of sales charges.

** "Other Expenses" include such items as custody, transfer agent, legal, administrative, accounting and registration fees.

EXAMPLE

     The following table shows how much each Fund's expenses described above could cost you as an investor in a Fund for the illustrated time periods. The example assumes that you initially invested $10,000 in a Fund, that the Fund returns 5% each year, and that its expenses remain at a constant percentage. It also assumes that you reinvest all dividends and distributions in additional shares of the Fund. Because these assumptions may vary from your actual experience, your actual return and expenses may be different.
	1 Year		3 Years		5 years		10 Years
	Class A	Class C	Class A	Class C	Class A	Class C	Class A	Class C
Short-Term Bond Fund	$90	$64	$281	$202	$488	$351	$1084	$786
Bond Fund	$88	$62	$274	$195	$477	$340	$1061	$762
Large Cap Equity Fund	$81	$55	$252	$173	$439	$302	$978	$677
Small Cap Equity Fund	$87	$61	$271	$192	$471	$335	$1049	$750
International Fund	$112	$87	$350	$271	$606	$471	$1340	$1049

MANAGEMENT

Adviser and Administrator

     Capstone Asset Management Company ("CAMCO"), a wholly-owned subsidiary of Capstone Financial Services, Inc. located at 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as investment adviser and administrator for the Funds. CAMCO provides investment management and administrative services to other mutual funds, and provides investment management services to pension and profit-sharing accounts, corporations and individuals. As of the date of his prospectus CAMCO manages assets in excess of $2.75 billion.

     For its investment advisory services, CAMCO receives fees from each Fund based on the Fund's net assets. For its fiscal year ended September 30, 2003, the Funds paid the following fees to CAMCO for advisory services: Short-Term Bond Fund, $54,585; Bond Fund, $95,652; Large Cap Equity Fund, $113,429; Small Cap Equity Fund, $38,439; and International Fund, $30,636. CAMCO also receives fees from each Fund for administrative services. For its fiscal year ended September 30, 2003, the Funds paid the following fees to CAMCO for administrative services, Short-Term Bond Fund, $27,292; Bond Fund, $47,701;Large Cap Equity Fund, $56,715; Small Cap Equity Fund, $19,220; and International Fund, $15,318.

Advisory Committee and Consultant

     The Funds' Board of Trustees has appointed an Advisory Committee that consults with the Board regarding the application of the Funds' social, ethical and religious values to their investment policies, and various other philosophical, structural and operational matters concerning the Funds. Advisory Committee members serve without fee but are compensated for expenses of attending Fund-related meetings. The Board has also retained Madison Portfolio Consultants, 400 Madison Avenue, Suite 810, New York, New York 10017, to serve as an independent source of expertise and education for the Board and the Advisory Committee regarding (a) the general design and operation of the Funds, (b) the performance of the investment adviser and other service providers, and (c) economic and other developments relevant to the operation of the Funds. Each of the Funds pays Madison a fee for these services.

BUYING AND SELLING FUND SHARES

Share Price

     The purchase and redemption price for shares of each class of shares of a Fund is the net asset value (NAV) per share of the particular class that is next determined after your purchase or sale order is received. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange ("Exchange") normally 4:00 p.m. Eastern time, except on days when the Exchange or the Federal Reserve wire system is closed and on the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV of a class reflects the aggregate assets of a Fund less the liabilities attributable to that class. The price of equity securities is determined by (i) valuing securities listed on an exchange at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) by valuing securities traded on the NASDAQ market, at the Nasdaq Official Closing Price, if available, otherwise at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing other equity securities at the mean between the last reported bid and asked prices and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Board of Trustees.

     Debt securities (other than short-term obligations) including listed issues, are valued at the bid price on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term securities are valued at amortized cost. If market value quotations are not readily available for an investment, the investment will be valued at fair value as determined in good faith by the Board of Trustees. For investments in securities traded on foreign exchanges that close prior to the time at which a Fund's net asset value is determined, the calculation of net asset value does not take place contemporaneously with the determination of the prices of those securities. If an event were to occur after the value of a Fund investment was so established but before the Fund's net asset value per share is determined that is likely materially to change the value of said Fund investment and therefore change the Fund's net asset value, the Fund investment would be valued using fair value considerations established by the Board of Trustees.

Minimum Investment

     Class A shares - The minimum initial investment is $200 per fund, except for continuous investment plans which have no minimum. There is no minimum for subsequent purchases, except that the minimum for subsequent telephone purchase per fund is $1,000.

     Class C shares - The minimum initial aggregate investment in the Funds is $100,000 with no minimum per Fund, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial per fund investment is $5,000. The minimum subsequent per fund investment is $1,000, except that the minimum per fund subsequent telephone purchase is $50,000.

Share Certificates

     The Funds will not issue certificates representing shares.

Telephone Transactions

     Unless declined on the Investment Application, the Funds are authorized to accept orders for additional purchases, redemptions and exchanges by phone. You will be liable for any fraudulent order as long as the Funds have taken reasonable steps to assure that the order was proper. Also note that, during unusual market conditions, you may experience delays in placing telephone orders. In that event, you should try one of the alternative procedures described below.

Frequent Transactions

     Short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. The Funds therefore reserve the right to reject or cancel any purchase orders, including exchanges, and to limit additional purchases for any reason, including orders from any investor who makes frequent purchases, redemptions or exchanges that the Adviser and Administrator believes might harm the Funds. In general, more than one purchase-sale, or exchange transaction per month may be viewed as excessive. For shares of International Fund, a redemption fee equal to 1% of the amount redeemed will be applied to certain redemptions (including in connection with exchanges) of Fund shares within 90 days of purchase. (See "Redemption Fees for International Fund," below.)

Purchasing Fund Shares

     You may use any of the following methods to purchase Fund shares:

     Through Authorized Dealers. You may place your order through any dealer authorized to take orders for the Funds. If the order is received by the authorized dealer by 4:00 p.m. Eastern time and transmitted to the Funds by 4:00p.m. Central time, it will be priced at the NAV per share for the applicable class of shares on that day. Later orders will receive the NAV per share next determined. It is the dealer's responsibility to transmit orders timely.

     Through the Distributor. You may place orders directly with the Funds' distributor by mailing a completed Investment Application with a check or other negotiable bank draft payable to Capstone SERV Fund, to the Funds' Transfer Agent:

Transfer Agent's Address

Capstone SERV Fund

c/o InCap Service Company

630 Fitzwatertown Road

Willow Grove, PA 19090

     Remember to make your check for at least any applicable minimum noted above. Payment for all orders must be received by the Transfer Agent within three business days after the order was placed or you will be liable for any losses resulting from your purchase order. Checks from third parties will not be accepted. Subsequent investments may be mailed to the same address. Confirmations of each purchase and transaction in the account are sent to the stockholder's address of record.

     Investing By Wire. You may purchase shares by wire if you have an account with a commercial bank that is a member of the Federal Reserve System. Your bank may charge a fee for this service.

     For an initial investment by wire, you must first call 1-800-695-3208 to be assigned a Fund account number. Ask your bank to wire the amount of your investment to:

Fifth Third Bank NA, ABA #042000314

For: InCap Service Company

Account No. 729-70495

Further Credit Capstone Social Ethics and Religious Values Fund

(Insert Name of Fund and class)

     Note that the wire must include your name and address, your Fund account number, and your social security or tax identification number. You must follow up your wire with a completed Investment Application. An application may be obtained by calling 1-800-262-6631 or by visiting the Fund's website at www.SERVFunds.com. Mail the application to the Transfer Agent's address (see above).

     Subsequent investments may also be made by wire at any time by following the above procedures. The wire must include your name and your Fund account number.

Telephone Investment

     After you have opened your account, you may make additional investments by telephone unless declined on the Investment Application. You may place a telephone order by calling the Transfer Agent at 1-800-695-3208.

     The minimum telephone purchase for Class A shares is $1,000 and the maximum is five time the NAV of your shares held, for which payment has been received, on the day preceding your order. For Class C shares, the minimum telephone purchase is $50,000 and the maximum is five times the NAV of your shares held, for which payment has been received, on the day preceding your order.

     Your telephone purchase will be priced at the NAV next determined after your call. Payment for your order must be received within three business days. Mail your payment to the Transfer Agent's address (see above). If your payment is not received within three business days, you will be liable for any losses caused by your purchase.

Automated Clearing House ("ACH") Investment

     You may make subsequent investments through ACH to Fifth/Third Bank by selecting this option on the Investment Application.

Pre-Authorized Investment

     If you hold or are purchasing Class A shares, you may arrange to make regular monthly investments of at least $25 automatically from your bank account by completing the Pre-Authorized Payment section of the Investment Application.

Tax-Deferred Retirement Plans

     Fund shares may be used for virtually all types of tax-deferred retirement plans, including traditional, Roth and Coverdell Education Savings Accounts and Simplified Employee Pension Plans. For more information, call 1-800-262-6631.

REDEEMING FUND SHARES

The price to sell one share of each Fund is the Fund's NAV. For International Fund,a 1% redemption fee is applied for certain redemptions or exchanges within 90 days of purchase. (See "Redemption Fees for International Fund," below.)

     You may redeem your Fund shares on any business day using one of the following procedures:

     Through Authorized Dealers - You may request a redemption through any broker-dealer authorized to take orders for the Fund. The broker-dealer will place the redemption order by telephone or telegraph directly with the Funds' distributor and your share price will be the NAV next determined after the order is received. The Funds do not charge a fee for these redemptions, but a dealer may impose a charge for this service. Redemption proceeds will be paid within three days after the Transfer Agent receives a redemption order in proper form.

     Through the Distributor - You may redeem your Fund shares by writing to the Transfer Agent's address (see "Purchasing Fund Shares," above). You will generally receive a check for your redemption amount within a week. The Funds do not charge any fee for redemptions. If you request the proceeds to be sent to your address of record, you generally will not need a signature guarantee. A signature guarantee will be required if:

  you want the proceeds mailed to a different address or to be paid to someone other than the record owner; or
  you want to transfer ownership of the shares.

     Signature Guarantee - A signature guarantee can be provided by most banks, broker-dealers and savings associations, as well as by some credit unions.

     Redemption of Shares Purchased by Check-- Redemptions of amounts purchased by check may be withheld until the purchase check has cleared, which may take up to 15 days from the purchase date.

Redemption Fees for International Fund

     For shares of International Fund that are redeemed within 90 days of purchase (including redemptions in connection with exchanges), a fee of 1% of the amount redeemed will be imposed. The fee is calculated on the net asset value of the shares being redeemed and is deducted from the redemption proceeds. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

Expedited Redemption

     If you want to redeem at least $1000 of Fund shares and have not declined expedited redemption on the Investment Application currently on file with the Transfer Agent, you may request that your redemption proceeds be mailed or wired to a broker-dealer or commercial bank that you previously designated on the Investment Application by calling the Transfer Agent at 1-800-695-3208. Redemption proceeds will be forwarded the next day to the designated entity. You are urged to place your redemption request early in the day to permit efficient management of the Funds' cash reserves. The Funds do not impose a fee for this service, but they (and their service providers) reserve the right to modify or not to offer this service in the future. They will attempt to give shareholders reasonable notice of any change.

Systematic Withdrawal

     If you hold Class A shares, you may arrange for periodic withdrawals of $50 or more if you have invested at least $5,000 in a Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annually or annually. If you elect this plan, you must elect to have all your dividends and distributions reinvested in shares of the particular Fund. Note that payments under this plan come from redemptions of your Fund shares. The payments do not represent a yield from a Fund and may be a return of capital, thus depleting your investment. Payments under this plan will terminate when all your shares have been redeemed. The number of payments you receive will depend on the size of your investment, the amount and frequency of your withdrawals, and the yield and share price of the Fund, which can be expected to fluctuate.

     You may terminate this plan at any time by writing to the Transfer Agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Funds and there is no direct charge to you.

Redemption in Kind

     If you request a redemption in excess of $1 million, each Fund reserves the right to pay any portion of the redemption proceeds in securities from the Fund's portfolio rather than in cash, in accordance with applicable legal requirements. In that case, you will bear any brokerage costs imposed when you sell those securities.

Redemption Suspensions or Delays

     Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, or when the Securities and Exchange Commission allows redemptions to be suspended.

EXCHANGING FUND SHARES (See also "Redeeming Fund Shares")

     You may exchange your shares of a Fund for shares of the same class of another Fund at a price based on the respective NAVs of each Fund. There is no sales charge or other fee. (But see, "Redemption Fees for International Fund," above.) Please read the information in the Funds' prospectus concerning the Fund into which you wish to exchange. Your exchange must satisfy the applicable minimum investment and other requirements for the class of shares of the Fund into which you wish to exchange. The Fund into which you are exchanging must be available for sale in your state, and the exchange privilege may be amended or terminated upon 60 days' notice to shareholders.

     You may place an exchange order by:

  mailing your exchange order to the Transfer Agent's address.
  telephoning 1-800-695-3208. Telephone exchange orders may be placed from 9:30 a.m. to 4:00 p.m. Eastern time on any business day. You may decline this option on the Investment Application.

     Remember that your exchange involves a sale of shares, with possible tax consequences. See "Dividends Distributions and Taxes."

Involuntary Redemptions

     Accounts having a balance of less than $200.00 may be redeemed at the Fund's discretion after sixty (60) days written notice sent to the address of record of the shareholder unless the balance is increased within such sixty (60) day period to an amount in excess of $200.00 or the decline in value is attributable to market fluctuation.

DIVIDENDS, DISTRIBUTION AND TAXES

Dividends and Distributions

     Each Fund pays dividends from its net investment income and distributions from any net realized capital gains in additional shares of the Fund, with no sales charge. However, you may elect on the Investment Application to:

  receive income dividends in cash and capital gain distributions in additional Fund shares; or
  receive all dividend and capital gain distributions in cash.

     Each Fund intends to declare and pay these dividends quarterly. Capital gains, if any, will be paid at least annually, generally in December.

     If you select Option 1 or Option 2 and the U.S. Postal Service cannot deliver your checks, or if your checks remain un-cashed for six months, your distribution checks will be reinvested in your account at the then-current net asset value and your future dividends and distributions will be paid in Fund shares.

Tax Treatment of Dividends, Distributions and Redemptions

     If you are a taxable investor, you will generally be subject to federal income tax each year on dividend and distribution payments you receive from the Funds, as well as on any gain realized when you sell (redeem) or exchange shares of a Fund. If you hold shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

     The Funds will let you know each year which amounts of your dividend and distribution payments are subject to taxation as ordinary income or as long-term capital gain. The tax treatment of capital gains distributions from a Fund does not depend on how long you have held your Fund shares or on whether you receive payments in cash or additional shares. The tax treatment of any gain or loss when you sell shares of a Fund will depend on how long you held those shares.

     Some dividends paid by a Fund may be taxable in the year in which they are declared, even if they are paid or appear on your account statement the following year. You should consult your tax adviser about any special circumstances that could affect the federal, state and local tax treatment of your Fund distributions and transactions.

FINANCIAL HIGHLIGHTS

     The following table is intended to help you understand the Funds' financial performance since they commenced operations. The "Per Share Data" reflects financial results for a single Fund share. The "Total Return" numbers represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the years or period ended September 30, 2003, September 30, 2002 and September 30, 2001, September 30, 2000 and September 30, 1999 has been audited by Briggs, Bunting & Dougherty, LLP whose report, along with the Funds' financial statements, are included in the Funds' annual report for the fiscal year ended September 30, 2003, which is available on request.

CAPSTONE SOCIAL, ETHICS, AND RELIGIOUS VALUES FUND	SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS	Class A

	For the Year		For the Year		For the Year	For the Year		For the Period
	Ended		Ended		Ended	Ended		Ended
	9/30/2003		9/30/2002		9/30/2001	9/30/2000		9/30/1999

Net Asset Value - Beginning of Period	$25.87		$25.66		$24.70	$24.68		$25.00
Investment Operations:
Net investment income	0.52	*	1.04	*	1.14	1.35	*	0.68
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	(0.11)	*	0.13	*	1.21	(0.05)	*	(0.23)
Total from investment operations	0.41		1.17		2.35	1.30		0.45

Distributions:
From net investment income	(0.57)		(0.96)		(1.39)	(1.28)		(0.77)
From net realized capital gain	(0.22)		-		-	-		-
From return of capital	(0.01)		-		-	-		-
Total distributions	(0.80)		(0.96)		(1.39)	(1.28)		(0.77)
Net Asset Value - End of Period	$25.48		$25.87		$25.66	$24.70		$24.68

Total Return	1.61%		4.68%		9.74%	5.42%		1.84%

Ratios of expenses to average net assets:
before fee waivers	0.88%		0.81%		0.74%	0.72%		0.79%[1]
after fee waivers	0.88%		0.81%		0.74%	0.72%		0.61%[1]
Ratios of net investment income to average net assets:
before fee waivers	2.00%		4.04%		5.32%	5.25%		4.34%[1]
after fee waivers	2.00%		4.04%		5.32%	5.25%		4.52%[1]

Portfolio turnover rate	776.35%		27.77%		36.76%	55.28%		47.85%
Net assets, end of period	$636,227		$292,996		$497,078	$26,583		$727

1 Annualized
* Based on the average daily number of shares outstanding throughout each period

CAPSTONE SOCIAL, ETHICS, AND RELIGIOUS VALUES FUND	SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS	Class C

	For the Year		For the Year	For the Year	For the Year	For the Period
	Ended		Ended	Ended	Ended	Ended
	9/30/2003		9/30/2002	9/30/2001	9/30/2000	9/30/1999

Net Asset Value - Beginning of Period	$25.85		$25.70	$24.74	$24.72	$25.00
Investment Operations:
Net investment income	0.58	*	1.09	1.44	1.35	0.80
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	(0.11)	*	0.15	0.97	-	(0.30)
Total from investment operations	0.47		1.24	2.41	1.35	0.50

Distributions:
From net investment income	(0.63)		(1.09)	(1.45)	(1.33)	(0.78)
From net realized capital gain	(0.22)		-	-	-	-
From return of capital	(0.01)		-	-	-	-
Total distributions	(0.86)		(1.09)	(1.45)	(1.33)	(0.78)
Net Asset Value - End of Period	$25.46		$25.85	$25.70	$24.74	$24.72

Total Return	1.86%		4.97%	9.98%	5.63%	2.05%

Ratios of expenses to average net assets:
before fee waivers	0.63%		0.56%	0.49%	0.47%	0.54%[1]
after fee waivers	0.63%		0.56%	0.49%	0.47%	0.36%[1]
Ratios of net investment income to average net assets:
before fee waivers	2.25%		4.29%	5.57%	5.50%	4.59%[1]
after fee waivers	2.25%		4.29%	5.57%	5.50%	4.77%[1]

Portfolio turnover rate	776.35%		27.77%	36.76%	55.28%	47.85%
Net assets, end of period	$29,357,610		$30,951,113	$27,759,257	$28,913,208	$25,927,109

1 Annualized
* Based on the average daily number of shares outstanding throughout each period

CAPSTONE SOCIAL, ETHICS, AND RELIGIOUS VALUES FUND	BOND FUND
FINANCIAL HIGHLIGHTS	Class A

	For the Year		For the Year	For the Year	For the Year		For the Year
	Ended		Ended	Ended	Ended		Ended
	9/30/2003		9/30/2002	9/30/2001	9/30/2000		9/30/1999

Net Asset Value - Beginning of Period	$25.91		$25.08	$23.51	$23.36		$25.00
Investment Operations:
Net investment income	1.05	*	1.31	1.33	1.27	*	1.06
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	0.05	*	0.81	1.57	0.11	*	(1.57)
Total from investment operations	1.10		2.12	2.90	1.38		(0.51)

Distributions:
From net investment income	(1.17)		(1.29)	(1.33)	(1.23)		(1.13)
Total distributions	(1.17)		(1.29)	(1.33)	(1.23)		(1.13)

Net Asset Value - End of Period	$25.84		$25.91	$25.08	$23.51		$23.36

Total Return	4.33%		8.76%	12.56%	6.08%		(2.04)%

Ratios of expenses to average net assets:
before fee waivers	0.86%		0.67%	0.64%	0.66%		0.62%
after fee waivers	0.86%		0.67%	0.64%	0.66%		0.62%
Ratios of net investment income to average net assets:
before fee waivers	4.10%		5.10%	5.39%	5.31%		4.69%
after fee waivers	4.10%		5.10%	5.39%	5.31%		4.69%

Portfolio turnover rate	94.61%		5.09%	8.94%	25.64%		17.09%
Net assets, end of period	$46,473,576		$33,961,123	$17,461,376	$6,521,024		$8,466

* Based on the average daily number of shares outstanding throughout each period

CAPSTONE SOCIAL, ETHICS, AND RELIGIOUS VALUES FUND	BOND FUND
FINANCIAL HIGHLIGHTS	Class C

	For the Year		For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended
	9/30/2003		9/30/2002	9/30/2001	9/30/2000	9/30/1999

Net Asset Value - Beginning of Period	$25.99		$25.16	$23.57	$23.40	$25.00
Investment Operations:
Net investment income	1.14	*	1.38	1.38	* 1.30	1.16
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	0.04	*	0.80	1.59	* 0.14	(1.62)
Total from investment operations	1.18		2.18	2.97	1.44	(0.46)

Distributions:
From net investment income	(1.23)		(1.35)	(1.38)	(1.27)	(1.14)
Total distributions	(1.23)		(1.35)	(1.38)	(1.27)	(1.14)

Net Asset Value - End of Period	$25.94		$25.99	$25.16	$23.57	$23.40

Total Return	4.64%		8.98%	12.86%	6.34%	(1.83)%

Ratios of expenses to average net assets:
before fee waivers	0.61%		0.42%	0.39%	0.41%	0.37%
after fee waivers	0.61%		0.42%	0.39%	0.41%	0.37%
Ratios of net investment income to average net assets:
before fee waivers	4.35%		5.35%	5.64%	5.56%	4.94%
after fee waivers	4.35%		5.35%	5.64%	5.56%	4.94%

Portfolio turnover rate	94.61%		5.09%	8.94%	25.64%	17.09%
Net assets, end of period	$14,793,349		$69,657,331	$74,356,919	$72,055,471	$60,335,227

* Based on the average daily number of shares outstanding throughout each period

CAPSTONE SOCIAL, ETHICS, AND RELIGIOUS VALUES FUND	LARGE CAP EQUITY FUND
FINANCIAL HIGHLIGHTS	Class A

	For the Year	For the Year		For the Year	For the Year		For the Year
	Ended	Ended		Ended	Ended		Ended
	9/30/2003	9/30/2002		9/30/2001	9/30/2000		9/30/1999

Net Asset Value - Beginning of Period	$18.76	$24.08		$34.49	$31.75		$25.00
Investment Operations:
Net investment income	0.22	0.23	*	0.19	* 0.16	*	0.22
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	4.18	(5.20)	*	(9.10)	* 3.68	*	6.80
Total from investment operations	4.40	(4.97)		(8.91)	3.84		7.02

Distributions:
From net investment income	(0.25)	(0.23)		(0.20)	(0.22)		(0.27)
From net realized capital gain	-	(0.12)		(1.30)	(0.88)		-
Total distributions	(0.25)	(0.35)		(1.50)	(1.10)		(0.27)

Net Asset Value - End of Period	$22.91	$18.76		$24.08	$34.49		$31.75

Total Return	23.57%	(20.97)%		(26.64)%	12.07%		28.10%

Ratios of expenses to average net assets:
before fee waivers	0.79%	0.64%		0.62%	0.63%		0.63%
after fee waivers	0.79%	0.64%		0.62%	0.63%		0.63%
Ratios of net investment income to average net assets:
before fee waivers	0.99%	0.89%		0.66%	0.54%		0.74%
after fee waivers	0.99%	0.89%		0.66%	0.54%		0.74%

Portfolio turnover rate	43.12%	9.76%		12.70%	36.64%		142.56%
Net assets, end of period	$50,585,169	$26,477,099		$19,301,451	$10,619,367		$99,888

* Based on the average daily number of shares outstanding throughout each period

CAPSTONE SOCIAL, ETHICS, AND RELIGIOUS VALUES FUND	LARGE CAP EQUITY FUND
FINANCIAL HIGHLIGHTS	Class C

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	9/30/2003	9/30/2002	9/30/2001	9/30/2000	9/30/1999

Net Asset Value - Beginning of Period	$18.82	$24.15	$34.57	$31.79	$25.00
Investment Operations:
Net investment income	0.26	* 0.28	* 0.27	* 0.26	0.30
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	4.22	* (5.22)	* (9.13)	* 3.67	6.79
Total from investment operations	4.48	(4.94)	(8.86)	3.93	7.09

Distributions:
From net investment income	(0.29)	(0.27)	(0.26)	(0.27)	(0.30)
From net realized capital gain	-	(0.12)	(1.30)	(0.88)	-
Total distributions	(0.29)	(0.39)	(1.56)	(1.15)	(0.30)

Net Asset Value - End of Period	$23.01	$18.82	$24.15	$34.57	$31.79

Total Return	23.92%	(20.80)%	(26.42)%	12.34%	28.35%

Ratios of expenses to average net assets:
before fee waivers	0.54%	0.39%	0.37%	0.38%	0.38%
after fee waivers	0.54%	0.39%	0.37%	0.38%	0.38%
Ratios of net investment income to average net assets:
before fee waivers	1.24%	1.14%	0.91%	0.79%	0.99%
after fee waivers	1.24%	1.14%	0.91%	0.79%	0.99%

Portfolio turnover rate	43.12%	9.76%	12.70%	36.64%	142.56%
Net assets, end of period	$30,348,887	$121,124,899	$153,664,795	$187,806,297	$132,381,985

* Based on the average daily number of shares outstanding throughout each period

CAPSTONE SOCIAL, ETHICS, AND RELIGIOUS VALUES FUND	SMALL CAP EQUITY FUND
FINANCIAL HIGHLIGHTS	Class A

	For the Year	For the Year	For the Year		For the Year	For the Year
	Ended	Ended	Ended		Ended	Ended
	9/30/2003	9/30/2002	9/30/2001		9/30/2000	9/30/1999

Net Asset Value - Beginning of Period	$23.40	$26.51	$34.52		$29.17	$25.00
Investment Operations:
Net investment income	0.04	* 0.05	0.05	*	0.01	0.14
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	5.68	* 0.09	(3.82)	*	6.94	4.17
Total from investment operations	5.72	0.14	(3.77)		6.95	4.31

Distributions:
From net investment income	(0.06)	(0.07)	(0.05)		(0.05)	(0.14)
From net realized capital gain	(1.00)	(3.18)	(4.19)		(1.55)	-
Total distributions	(1.06)	(3.25)	(4.24)		(1.60)	(0.14)

Net Asset Value - End of Period	$28.06	$23.40	$26.51		$34.52	$29.17

Total Return	25.31%	(1.66)%	(12.00)%		24.68%	17.27%

Ratios of expenses to average net assets:
before fee waivers	0.85%	0.70%	0.69%		0.66%	0.66%
after fee waivers	0.85%	0.70%	0.69%		0.66%	0.66%
Ratios of net investment income to average net assets:
before fee waivers	0.12%	0.15%	0.14%		0.09%	0.31%
after fee waivers	0.12%	0.15%	0.14%		0.09%	0.31%

Portfolio turnover rate	42.18%	35.33%	49.43%		53.16%	41.02%
Net assets, end of period	$16,688,658	$8,989,110	$5,216,136		$2,428,801	$28,060

* Based on the average daily number of shares outstanding throughout each period

CAPSTONE SOCIAL, ETHICS, AND RELIGIOUS VALUES FUND	SMALL CAP EQUITY FUND
FINANCIAL HIGHLIGHTS	Class C

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	9/30/2003	9/30/2002	9/30/2001	9/30/2000	9/30/1999

Net Asset Value - Beginning of Period	$23.47	$26.59	$34.59	$29.21	$25.00
Investment Operations:
Net investment income	0.08	* 0.13	0.12	0.11	0.16
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	5.78	* 0.07	(3.81)	` 6.93	4.21
Total from investment operations	5.86	0.20	(3.69)	7.04	4.37

Distributions:
From net investment income	(0.10)	(0.14)	(0.12)	(0.11)	(0.16)
From net realized capital gain	(1.00)	(3.18)	(4.19)	(1.55)	-
Total distributions	(1.10)	(3.32)	(4.31)	(1.66)	(0.16)

Net Asset Value - End of Period	$28.23	$23.47	$26.59	$34.59	$29.21

Total Return	25.85%	(1.46)%	(11.75%)	24.98%	17.49%

Ratios of expenses to average net assets:
before fee waivers	0.60%	0.45%	0.44%	0.41%	0.41%
after fee waivers	0.60%	0.45%	0.44%	0.41%	0.41%
Ratios of net investment income to average net assets:
before fee waivers	0.37%	0.40%	0.39%	0.34%	0.56%
after fee waivers	0.37%	0.40%	0.39%	0.34%	0.56%

Portfolio turnover rate	42.18%	35.33%	49.43%	53.16%	41.02%
Net assets, end of period	$8,754,860	$65,851,537	$70,580,689	$88,360,329	$67,544,211

* Based on the average daily number of shares outstanding throughout each period

CAPSTONE SOCIAL, ETHICS, AND RELIGIOUS VALUES FUND				INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS				Class A

	For the Year	For the Year	For the Year	For the Year		For the Year
	Ended	Ended	Ended	Ended		Ended
	9/30/2003	9/30/2002	9/30/2001	9/30/2000		9/30/1999

Net Asset Value - Beginning of Period	$14.55	$17.62	$26.03	$30.54		$25.00
Investment Operations:
Net investment income	0.20	0.21	0.33	* 1.70	*	0.84
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	1.78	(3.06)	(8.14)	* (1.64)	*	7.00
Total from investment operations	1.98	(2.85)	(7.81)	0.06		7.84

Distributions:
From net investment income	(0.22)	(0.22)	(0.37)	(1.14)		(0.92)
From net realized capital gain	-	-	(0.23)	(3.43)		(1.38)
From return of capital	(0.02)	-	-	-		-
Total distributions	(0.24)	(0.22)	(0.60)	(4.57)		(2.30)

Net Asset Value - End of Period	$16.29	$14.55	$17.62	$26.03		$30.54

Total Return	13.68%	(16.36)%	(30.39)%	(1.22)%		31.98%

Ratios of expenses to average net assets:
before fee waivers	1.10%	0.77%	0.71%	0.71%		0.64%
after fee waivers	1.10%	0.77%	0.71%	0.71%		0.64%
Ratios of net investment income to average net assets:
before fee waivers	0.95%	1.12%	1.62%	4.44%		3.12%
after fee waivers	0.95%	1.12%	1.62%	4.44%		3.12%

Portfolio turnover rate	414.62%	29.48%	68.11%	48.13%		52.42%
Net assets, end of period	$8,101,972	$4,616,210	$3,331,656	$1,748,773		$10,038

* Based on the average daily number of shares outstanding throughout each period

CAPSTONE SOCIAL, ETHICS, AND RELIGIOUS VALUES FUND				INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS				Class C

	For the Year	For the Year	For the Year	For the Year		For the Year
	Ended	Ended	Ended	Ended		Ended
	9/30/2003	9/30/2002	9/30/2001	9/30/2000		9/30/1999

Net Asset Value - Beginning of Period	$14.58	$17.65	$26.06	$30.55		$25.00
Investment Operations:
Net investment income	0.37	0.25	0.41	1.37	*	0.99
Net realized and unrealized gain (loss) on
Investments and foreign currency transactions	1.70	(3.07)	(8.17)	(1.24)	*	6.91
Total from investment operations	2.07	(2.82)	(7.76)	` 0.13		7.90

Distributions:
From net investment income	(0.25)	(0.25)	(0.42)	(1.19)		(0.97)
From net realized capital gain	-	-	(0.23)	(3.43)		(1.38)
From return of capital	(0.02)	-	-	-		-
Total distributions	(0.27)	(0.25)	(0.65)	(4.62)		(2.35)

Net Asset Value - End of Period	$16.38	$14.58	$17.65	$26.06		$30.55

Total Return	14.26%	(16.18)%	(30.19)%	(0.98)%		32.23%

Ratios of expenses to average net assets:
before fee waivers	0.85%	0.52%	0.46%	0.46%		0.39%
after fee waivers	0.85%	0.52%	0.46%	0.46%		0.39%
Ratios of net investment income to average net assets:
before fee waivers	1.20%	1.37%	1.87%	4.69%		3.37%
after fee waivers	1.20%	1.37%	1.87%	4.69%		3.37%

Portfolio turnover rate	414.62%	29.48%	68.11%	48.13%		52.42%
Net assets, end of period	$4,458,743	$47,875,984	$58,468,898	$72,121,697		$41,838,180

* Based on the average daily number of shares outstanding throughout each period

CAPSTONE SOCIAL ETHICS AND RELIGIOUS VALUES FUND

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2004

     This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Statement of Additional Information and the related Prospectus are dated January 28, 2004. This Statement of Additional Information is incorporated in its entirety into the Prospectus. The Prospectus may be obtained without charge by contacting Capstone Asset Planning Company, by phone at (800) 262-6631 or by writing to it at 5847 San Felipe, Suite 4100, Houston, Texas 77057.

TABLE OF CONTENTS

GENERAL INFORMATION

INVESTMENTS & INVESTMENT STRATEGIES

INVESTMENT RESTRICTIONS

PERFROMANCE & YIELD INFORMATION

MANAGEMENT OF SERV

     Trustees and Executive Officers

     Adviser and Administrator

     Advisory Committee and Consultant

     Administration Agreement

     Distributor

     Other Services

     Expenses

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

PORTFOLIO TRANSACTIONS AND BROKERAGE

DETERMINATION OF NET ASSET VALUE

HOW TO BUY AND REDEEM SHARES

DIVIDENDS AND DISTRIBUTIONS

TAXES

OTHER INFORMATION

GENERAL INFORMATION

     Capstone Social Ethics and Religious Values Fund ("SERV") is an "open-end diversified management company" registered under the Investment Company Act of 1940 and has five series ("Funds"). Shares of each Fund have been divided into two classes, including Class A and Class C shares. Each class represents an interest in a Fund, but is subject to different rights, expenses and privileges. SERV was organized as a Massachusetts business trust on April 13, 1998.

     SERV is a member of a group of investment companies sponsored by Capstone Asset Management Company (the "Adviser and Administrator"), which provides investment advisory and administrative services to the Funds. The Adviser and Administrator and Capstone Asset Planning Company (the "Distributor") are wholly-owned subsidiaries of Capstone Financial Services, Inc.

INVESTMENTS AND INVESTMENT STRATEGIES

About Ratings

     After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund, except that no Fund will hold below-investment grade securities totaling more than 5% of its net assets. However, the Adviser and Administrator will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or another NRSRO may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus.

     The Funds may invest in debt securities rated Baa by Moody's or BBB by S&P. Such securities may have speculative characteristics and changes in economic conditions or other circumstances may lead to a weakened capacity to make principal and interest payments that is the case with higher grade bonds.

Government Obligations (All Funds)

     Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These agencies and instrumentalities are supported by:

  the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or
  the credit of the agency or instrumentality.

Bank Obligations (All Funds)

     These obligations include negotiable certificates of deposit and bankers' acceptances. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. The Funds will limit their bank obligations to dollar-denominated obligations of U.S. or foreign banks rated A or better by Moody's or S&P, that have more than $1 billion in total assets at the time of investments and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation.

Commercial Paper (All Funds)

     Commercial paper includes short-term unsecured promissory notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by a Fund, except collateral on loaned securities, must have a remaining maturity of no more than 270 days from the date of purchase by a Fund, and must be rated at least A-1 or P-1 by an NRSRO, or deemed of comparable quality by the Investment Adviser and Administrator. Collateral on loaned securities which is invested in commercial paper must have a remaining maturity of no more than 366 days from the date of purchase, and must be rated at least A-2 or P-2 by a NRSRO. No Fund may invest more than 5% of its total assets in commercial paper of a single issuer.

Corporate Debt Securities (All Funds)

     Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) that meet the particular Fund's quality standards. No Fund will invest in corporate debt securities that, at the time of investment, are rated below BBB by S&P or Baa by Moody's, or if not rated, are determined by the Adviser and Administrator to be below such quality.

Repurchase Agreements (All Funds)

     The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that same security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The agreement will be fully collateralized by the underlying securities and will be marked-to-market on a daily basis during the term of the repurchase agreement to insure that the value of the collateral always equals or exceeds the repurchase price. The Adviser and Administrator will enter into repurchase agreements only with firms that present minimal credit risks as determined in accordance with guidelines adopted by the Board of Trustees. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

When-Issued and Delayed Delivery Securities (All Funds)

     The Funds may purchase securities on a when issued or delayed delivery basis. These transactions are arrangements in which the Funds purchase securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase price. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date.

     The Funds may dispose of a commitment prior to settlement if the Adviser and Administrator deems it appropriate to do so. In addition, the Funds may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

Loans of Portfolio Securities (All Funds)

     The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within three business days; and (3) the Funds will receive any interest or dividends paid on the loaned securities.

     The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested. The guidelines for investing the collateral are designed to maximize current income while maintaining stability of principal. This is achieved by investing in a broad range of short-term securities consisting of domestic and foreign U.S. dollar denominated short-term debt instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Foreign Securities (All Funds)

     The Funds may invest directly in both sponsored and un-sponsored U.S. dollar or foreign currency-denominated corporate securities (including preferred or preference stock), certificates of deposit and bankers' acceptances issued by foreign banks, U.S. dollar-denominated bonds sold in the United States ("Yankee bonds"), other bonds denominated in U.S. dollars or other currencies and sold to investors outside the United States "Eurobonds"), and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. There may be less information available to a Fund concerning un-sponsored securities, for which the paying agent is located outside the United States.

     The Funds may purchase foreign securities traded in the United States or in foreign markets. The Funds may invest directly in foreign equity securities and in securities represented by European Depository Receipts ("EDRs"), American Depository Receipts ("ADRs") and similar securities. ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.

     There are certain risks associated with investments in un-sponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreements for service and payment will be between the depository and the shareholders. The company issuing the stock underlying the ADRs pays nothing to establish the un-sponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In addition, in an un-sponsored ADR program, there may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

     Since certain Funds may invest in securities denominated in currencies other than the U.S. dollar, and since those Funds may, for various periods pending investment for non-speculative purposes, hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values of securities in the Fund's portfolio, from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders. The rate of exchange between the U.S. dollar and other currencies is generally determined by several factors, including the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, interest rate movements and other economic and financial conditions, government or central bank intervention, speculation and other factors.

     On January 1, 1999, the European Monetary Union (EMU) implemented a new currency union, the Euro. It may not be clear how financial contracts outstanding prior to January 1, 1999 that refer to existing currencies rather than the Euro will be treated, and there may be uncertainties regarding exchange rates and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political risks, could cause market disruptions during the early years following introduction of the Euro, and could adversely affect the value of securities held by the Funds.

     Investments in securities of foreign issuers involve certain costs, and other risks and considerations not typically associated with investments in U.S. issuers. These include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities, and dividends and interest payable on those securities, may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore, may exhibit greater price volatility and less liquidity. Additional costs associated with an investment in foreign securities may include higher custodial fees and transaction costs than are typical of U.S. investments, as well as currency conversion costs. A Fund's objective may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     Although each Fund values its assets daily in terms of U.S. dollars, the Funds do not intend to convert any holdings of foreign currencies into U.S. dollars on a daily basis. When effected, currency conversion involves costs in the form of a "spread" between the foreign exchange dealer's buying and selling prices.

Forward Foreign Currency Exchange Transactions (All Funds)

     Each Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities that are denominated in foreign currencies. A forward foreign currency exchange contract ("forward contract") is an agreement to purchase or sell a specific amount of a particular foreign currency at a specified price on a specified future date. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract.

     A Fund will enter into a forward contract only for hedging purposes, with respect to specific anticipated portfolio transactions (including receivables and payables) or with respect to portfolio positions denominated in a particular currency. By entering into such a contract, the Fund hopes to protect against, or benefit from, an anticipated change in relevant currency exchange rates. For example, when the Fund anticipates purchasing or selling a security, or receiving a dividend payment, it may enter into a forward contract to set the rate at which the relevant currencies will be exchanged at the time of the transaction. Or, if the Fund anticipates a decline in the value of a currency in which some of its assets are denominated, it may attempt to "lock in" the current more favorable rate by entering into a contract to sell an amount of that currency which approximates the current value of those securities. Each such contract involves some cost to the Fund and requires that the Fund maintain with its custodian a segregated account of liquid assets sufficient to satisfy its obligations under the contract. In the event that the currencies do not move in the direction, or to the extent, or within the time frame, anticipated, the Fund may lose some or all of the protection or benefit hoped for.

Eurodollar and Yankee Dollar Investments (Bond Fund, Short-Term Bond Fund)

     The Bond Fund and the Short-Term Bond Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. These Funds may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investment Companies and Investment Funds (All Funds)

     Each of the Funds is permitted to invest in shares of other open-end or closed-end investment companies, to the extent consistent with its investment objective and policies. A Fund's investments (together with those of its affiliated persons) in any other single investment company are limited to no more than 3% of the outstanding shares of that other investment company. Additionally, a Fund, in any 30-day period, may not redeem any amount in excess of 1% of the total outstanding share of such other investment company. On issues on which shareholders of such another investment company are asked to vote, the Funds will vote their shares in the same proportion as the vote of all other holders of shares of that investment company. To the extent a Fund invests a portion of its assets in other investment companies, those assets will be subject to the expenses of any such investment company as well as to the expenses of the Fund itself. A Fund may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.

Restricted and Illiquid Securities (All Funds)

     Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain OTC options, certain investment company securities, and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain securities deemed to be illiquid may subsequently be determined to be liquid if they are found to satisfy relevant liquidity requirements.

     Investments by the Funds in securities of other investment companies may be subject to restrictions regarding redemption. In particular, the International Funds will invest in securities of other investment companies in reliance on provisions of the 1940 Act that limit each Fund's redemptions to no more than 1% of another investment company's total outstanding securities during any period less than 30 days. To the extent a Fund owns securities of such a company in excess of 1% of that company's total outstanding securities, such holdings by a Fund could be deemed to be illiquid and would be subject to the Fund's 15% limit on illiquid investments.

     The Board of Trustees has adopted guidelines and delegated to the Adviser and Administrator the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees, however, retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable      securities for which a liquid market exists.

Options and Futures (All Funds)

     To the extent consistent with their investment policies, the Funds may employ special investment practices as a means of obtaining market exposure to securities without purchasing the securities directly. These practices include the purchase of put and call options on securities and securities indexes.

     A call option gives the purchaser of the option, in return for premium paid, the right to buy the underlying security at a specified price at any point during the term of the option. A put option gives the purchaser the right to sell the underlying security at the exercise price during the option period. In the case of an option on a securities index, the option holder has the right to obtain, upon exercise of the option, a cash settlement based on the difference between the exercise price and the value of the underlying index.

     The purchase of put and call options does involve certain risks. Through investment in options, a Fund can profit from favorable movements in the price of an underlying security to a greater extent than if the Fund purchased the security directly. However, if the security does not move in the anticipated direction during the term of the option in an amount greater than the premium paid for the option, the Fund may lose a greater percentage of its investment than if the transaction were effected in the security directly. Generally, transactions in securities index options pose the same type of risks as do transactions in securities options.

     A Fund may also (i) invest in securities index futures contracts and options on securities index futures and (ii) engage in margin transactions with respect to such investments. A Fund will use futures as a temporary means of gaining exposure to its particular market prior to making investments of incoming cash in additional securities.

     A securities index futures contract is an agreement under which two parties agree to take or make delivery of an amount of cash based on the difference between the value of a securities index at the beginning and at the end of the contract period. When a Fund enters into a securities index futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the securities index fluctuates, the Fund may be required to make additional margin deposits, known as "variation margin," to cover any additional obligation it may have under the contract.

     Options on securities index futures contracts are similar to options on securities except that an option on a securities index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a securities index futures contract (a long position if the option is a call and a short position if the option is a put), upon deposit of required margin. In the alternative, the purchaser may resell the option, if it has value, or simply let it expire. Upon expiration, the purchaser will either realize a gain or the option will expire worthless, depending on the closing price of the index on that day. Thus, the purchaser's risk is limited to the premium paid for the option.

     Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association, the Funds and the Adviser and Administrator are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

     Successful use by a Fund of securities index futures contracts is subject to certain special risk considerations. A liquid index futures market may not be available when a Fund seeks to purchase or sell a contract. In addition, there may be an imperfect correlation between movements in the securities included in the index and movements in the prices of securities the Fund wishes to purchase. Successful use of securities index futures contracts and options on such contracts is further dependent on the Adviser and Administrator's ability to predict correctly movements in the direction of the stock markets, and no assurance can be given that its judgment in this respect will be correct. Risks in the purchase and sale of securities index futures contracts are discussed further in the Statement of Additional Information.

     The SEC generally requires that when investment companies, such as the Funds, effect transactions of the foregoing nature, such funds must segregate either cash or readily marketable securities with its Custodian in the amount of its obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Funds will comply with such segregation or cover requirements.

Securities Index Futures and Related Options (All Funds)

     A Fund may engage in transactions in options on securities and securities indices, and securities index futures and options on such futures as a proxy for investing in underlying securities in accordance with the Fund's investment policies.

     A Fund may purchase options on securities indices. A securities index (such as the S&P 500) assigns relative values to the securities included in the index and the index fluctuates with the changes in the market values of the securities so included. Options on securities indices are similar to options on securities except that, rather than giving the purchaser the right to take delivery of the securities at a specified price, an option on a securities index gives the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss with respect to options on securities indices depends on price movements in the stock market generally rather than price movements in individual securities.

     The multiplier for an index option performs a function similar to the unit of trading for a securities option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

     Because the value of the securities index option depends upon movements in the level of the index rather than the price of a particular security, whether a fund will realize a gain or loss on the purchase of a put or call option on a securities index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security.

     A securities index futures contract is a bilateral agreement to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the futures contract price. The value of a unit is the current value of the securities index. For example, the Standard & Poor's Stock Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index Futures were $150, one contract would be worth $75,000 (500 units X $150). Stock index futures contracts specify that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of a contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units X gain of $4). If the Fund enters into a futures contract to sell 500units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units X loss of $4).

     Options on securities index futures contracts are similar to options on securities except that an option on a securities index futures contract gives the purchaser the right, in return for a premium paid, to assume a position in a securities index futures contract (a long position if the option is a call and a short position if the option is a put), upon deposit of required margin. In the alternative, the purchaser may resell the option, if it has value, or simply let it expire. Upon expiration the purchaser will either realize a gain or the option will expire worthless, depending on the closing price of the index on that day. Thus, the purchaser's risk is limited to the premium paid for the option.

     Successful use of securities index futures contracts and options on such contracts is limited by the fact that the correlation between movements in the price of futures contracts or options on futures contracts and movements in prices of securities in a particular Benchmark may not be perfect.

     A Fund will purchase and sell securities futures contracts and will purchase put and call options on securities index contracts only as a means of obtaining market exposure to securities in its Benchmark. A Fund will not engage in transactions in securities index futures contracts or options on such contracts for speculation and will not write options on securities index futures contracts.

     When purchasing securities index futures contracts, a Fund will be required to post a small initial margin deposit, held in a segregated account with the futures broker selected by the Fund; the remaining portion of the contracts' value will be retained in short-term investments in order to meet variation margin requirements or net redemptions. In the event of net redemptions, the Fund would close out open futures contracts and meet redemptions with cash realized from liquidating short-term investments.

     A Fund will not leverage its portfolio by purchasing an amount of contracts that would increase its exposure to securities market movements beyond the exposure of a portfolio that was 100% invested in those securities.

     Securities index futures contracts by their terms settle at settlement date on a cash basis. In most cases, however, the contracts are "closed out" before the settlement date. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or selling a previously purchased contract) in an identical contract to terminate the position.

     Positions in securities index futures contracts may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specified time. Thus, it may not be possible to close out a futures position, which could have an adverse impact on the cash position of a Fund, and which could possibly force the sale of portfolio securities at a time when it may be disadvantageous to do so. In the option of the Funds' management, the risk that a Fund will be unable to close out a futures contract will be minimized by entering only into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and to the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to an investor.

Below-Investment Grade Securities (All Funds)

     Although a Fund may not purchase debt obligations rated below Baa by Moody's or BBB by S&P (or, if unrated, deemed of comparable quality by the Adviser and Administrator), a Fund will not necessarily sell securities whose rating falls below Baa or BBB (or, if unrated, whose quality is deemed by the Adviser and Administrator to be below Baa or BBB). However, a Fund may not hold such downgraded securities in an amount in excess of 5% of its net assets.

     Below investment grade securities (sometimes referred to as "junk bonds") are considered predominantly speculative with      respect to their capacity to pay interest and to repay principal. They generally involve a greater risk of default and have more price volatility than securities in higher rating categories. The risk of default can increase with changes in the financial condition of the issuer or with changes in the U.S. economy, such as a recession.

INVESTMENT RESTRICTIONS

     The Funds are subject to investment restrictions designed to reflect their socially acceptable investment policies. In addition, the Funds have adopted the following investment restrictions which are fundamental policies of each of the Funds (except as otherwise noted) and may not be changed with respect to a Fund without approval by vote of a majority of the outstanding shares of the particular Fund. For this purpose such a majority vote means the lesser of (1) 67% or more of the voting securities present at an annual or special meeting of shareholders, if holders of more than 50% of the outstanding voting securities of the particular Fund are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Fund.

     Each of the Funds has elected to be qualified as a diversified series of SERV. A Fund may not:

1.	borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
2.	issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
3.

concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;
5.

purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities;
7.

make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans.

     With respect to senior securities, borrowing and concentrating investments, the Investment Company Act of 1940, as amended, and regulatory interpretations of relevant provisions of that Act establish the following general limits. Open-end registered investment companies ("funds"), such as the Funds, are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. Funds are, however, permitted to issue separate series of shares (the Funds are series of SERV) and to divide those series into separate classes (Class A and Class C are such separate classes.) The Funds have no intention to issue senior securities, except that SERV may issue its shares in separate series and divide those series into classes of shares. Although borrowings could be deemed to be senior securities, a fund is permitted to borrow from a bank provided that immediately after any such borrowing there is an asset coverage of at least 300 per cent for all borrowings by the fund. The Act also permits a fund to borrow for temporary purposes only in an amount not exceeding 5 per cent of the value of the total assets of the issuer at the time when the loan is made. (A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.) The Securities and Exchange Commission ("SEC") has indicated, however, that certain types of transactions, which could be deemed "borrowings" (such as firm commitment agreements and reverse repurchase agreements), are permissible if a fund "covers" the agreements by establishing and maintaining segregated accounts, subject, however to the 300% asset coverage requirement. The Funds presently do not intend to borrow except when advisable to satisfy redemptions and a Fund will make no purchases if its outstanding borrowings exceed 5% of its total assets. With respect to concentration, the SEC staff takes the position that investment of 25% or more of a fund's assets in any one industry represents concentration.

     The portfolio securities of a Fund may be turned over whenever necessary or appropriate in the opinion of the Fund's management to seek the achievement of the basic objective of the Fund.

PERFORMANCE AND YIELD INFORMATION

     SERV may from time to time include figures indicating a Fund's yield, total return or average annual total return in advertisements or reports to shareholders or prospective investors.

     Performance and yield calculations are based on past performance and are not a guarantee of future results. A more detailed description of the methods used to determine the Funds' average annual total return, total return, yield and effective yield follows.

     Large Cap Equity Fund, Small Cap Equity Fund and International Fund: The Funds may from time to time include figures indicating total return or average annual total return in advertisements or reports to stockholders or prospective investors. Average annual total return and total return figures are calculated for each class of shares and represent the increase (or decrease) in the value of an investment in a class of shares of a Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional shares of that class. Quotations of the average annual total return reflect the deduction of a proportional share of Fund and class expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the particular class of shares of the Fund over a period of 1, 3, 5 and 10 years (or life of the Fund or class) ending on the most recent calendar quarter. Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations.

     Short-Term Bond Fund and Bond Fund: Quotations of a Fund's yield and effective yield may be included along with total return or average annual total return calculations in advertisements or reports to stockholders or prospective investors. Both yield figures are based on the historical performance of a class of shares of a Fund and show the performance of a hypothetical investment. Yield refers to the net investment income generated by a Fund's portfolio with respect to a particular class of shares over a specified seven-day period. This income is then annualized. That is, the amount of income generated with respect to that class of shares during that week is assumed to be generated during each week over a 52-week period and is shown as a percentage. The effective yield is expressed similarly but, when annualized, the income earned by an investment in a particular class of shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment. Yield and effective yield for a class of shares of a Fund will vary based upon, among other things, changes in market conditions, the level of interest rates and the level of expenses borne by the class.

     Quotations of yield for each class of shares of a Fund will be based on the investment income per share earned during a particular 30-day period, less expenses accrued with respect to that class during the period ("net investment income"), and will be computed by dividing net investment income for the class by the maximum offering price per share of that class on the last day of the period, according to the following formula:

YIELD = 2[(a-b + 1)6-1]/cd

     Where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share of the class on the last day of the period.

     The 30-day yield and effective yield, respectively, for the period ended September 30, 2003 was as follows:

Class A shares: Short-Term Bond Fund, 0.60% and 1.15%; Bond Fund, 3.07% and 3.90%.
Class C shares: Short-Term Bond Fund, 0.85% and 1.42%; Bond Fund, 3.31% and 4.16%.

     Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in a class of shares of a Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional shares of the class.

     Quotations of the average annual total return reflect the deduction of a proportional share of class expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the particular class of shares of the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter, or the life of the Fund or class, calculated pursuant to the following formula:

P(1 + T)n = ERV

where P.....= a hypothetical initial payment of $1,000,

T.....= the average annual total return,

n.....= the number of years, and

ERV= the ending redeemable value of a hypothetical $1,000
payment made at the beginning of the period.

     Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations of a class of shares. Total return is based on past performance and is not a guarantee of future results.

     Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Price Index ("S&P 500 Index"), the Dow Jones Industrial Average ("DJIA"), or other appropriate unmanaged indices of performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Performance information for the Funds reflects only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Performance information should be considered in light of each Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of a Fund's future performance.

MANAGEMENT OF SERV

Trustees and Executive Officers

     The Trustees are responsible for the overall management and supervision of SERV and to perform the functions of Trustees under SERV's Declaration of Trust, its principal governing document, as amended from time to time. The Trustees, while retaining overall supervisory responsibility, have delegated day-to-day operating responsibilities to Capstone Asset Management Company, the Adviser and Administrator; Fifth Third Bank of Cincinnati, Ohio, the custodian; and InCap Service Company, which acts as fund accounting, transfer and shareholder servicing agent.
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex	Trusteeships Overseen or Held by Trustee

Interested Trustee

Edward L. Jaroski* ** 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 57	Trustee, President & Chairman of the Board	Since 1998	President and Director of Capstone Asset Management; President and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc.; Director/Trustee of other Capstone Funds	7	None

Independent Trustees

John R. Parker 541 Shaw Hill Stowe, VT 05672 Age: 57	Trustee	Since 1998	Self-employed Investor Consultant; Director/Trustee of other Capstone Funds	7	None

Bernard J. Vaughan 2000 N. Wynnewood Avenue #A-112 Wynnewood, PA 19096 Age: 75	Trustee	Since 1998	Retired; Director/Trustee of other Capstone Funds	7	None

James F. Leary 2006 Peakwood Drive Garland, TX 75044 Age: 73 Leonard B. Melley, Jr. ** 230 Becky Branch Road Southern Pines, NC 28387 Age: 44	Trustee Trustee	Since 1998 Since 2001	Financial Consultant; Managing Director of Benefit Capital Southwest; Director/Trustee of other Capstone Funds CEO/President of Freedom Stores, Inc.; Director/Trustee of other Capstone Funds.	7 7	Director-Prospect St. High Income Fund and Prospect Street Income Fund; Director-Associate Materials, Inc. (1988-2001); Director - Capital Group None

Executive Officers

Dan E. Watson 5847 San Felipe, Suite 4100 Houston, TX 77057 Age 55	Executive Vice President	Since 1998	Executive Vice President/CIO of Capstone Asset Management Company and Capstone Financial Services, Inc.; Officer of other Capstone Funds	7	None

Donald R. McFadden 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 47	Sr. Vice President	Since 1998	Sr. Vice President of Capstone Asset Management Company; Officer of other Capstone Funds	7	None

Howard S. Potter 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 52	Sr. Vice President	Since 1998	Managing Director/Portfolio Manager of Capstone Asset Management Company; Officer of other Capstone Funds	7	None

John R. Wolf 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 42	Sr. Vice President	Since 1998	Sr. Vice President/Portfolio Manager of Capstone Asset Management Company; Officer of other Capstone Funds	7	None

Robert A. Karisch 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 38	Assistant Vice President	Since 1998	Assistant Vice President, Sales of Capstone Asset Management Company; Officer of other Capstone Funds	7	None

Linda G. Giuffre 5847 San Felipe, Suite 4100 Houston, TX 77057 Age 42	Secretary/Treasurer	Since 1998	Vice President, Compliance of Capstone Asset Management Company, Capstone Asset Planning and Capstone Financial Services, Inc.; Officer of other Capstone Funds	7	None

David F. Ganley 630 Fitzwatertown Road Willow Grove, PA 19090 Age: 56	Assistant Secretary	Since 2002	Managing Director of InCap Group, Inc.; Chief Administrative Officer of InCap Service Company; President and Treasurer of InCap Securities, Inc.; Officer of other Capstone Funds	7	None

_____________
* Mr. Jaroski is an "interested person" of SERV, as defined in the Investment Company Act of 1940, because of his positions with the Adviser and the Distributor.

** Mr. Melley is married to the sister of Mr. Jaroski's wife.

     The Fund has four committees which report to the Board of Trustees. Two of these committees, the Audit Committee and the Nominating/Corporate Governance Committee, are comprised exclusively of independent directors. The Valuation and Investment Review Committee, and the Compliance Committee is comprised exclusively of members of the Board of Trustees. Following is a description of each of the committees:

     Audit Committee - The purpose of this committee is to oversee the accounting and financial reporting policies and practices and internal controls of the Funds, and, as appropriate, the internal controls of certain service providers to the Fund; to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and to act as a liaison between the Fund's independent auditors and the full Board. The Committee is composed entirely of independent members of the Board of Trustees of the Fund. Current Committee members are: Bernard J. Vaughan, Chairman; John R. Parker, James F. Leary and Leonard B. Melley. The Committee met four times during the fiscal year ended September 30, 2003.

     Compliance Committee - The purpose of this committee is to oversee management's implementation of internal controls and procedures relating to investment management and trading, sales and service, administration and pricing and regulatory procedures. Current Committee members are: James F. Leary, Chairman; Edward L. Jaroski, John R. Parker, Bernard J. Vaughan and Leonard B. Melley. The Committee met four times during the fiscal year ended September 30, 2003.

     Nominating/Corporate Governance - The purpose of this committee is to nominate independent directors to the Board of Trustees and members for other Board Committees, and to evaluate and enhance the effectiveness of the Board in their role in governing the Fund and overseeing the management of the Funds. The Committee is composed entirely of independent members of the Board of Trustees of the Fund. Current Committee members are: Bernard J. Vaughan, Chairman; John R. Parker, James F. Leary and Leonard B. Melley. The nominating committee will not consider nominees recommended by shareholders. The Committee met four times during the fiscal year ended September 30, 2003.

     Valuation and Investment Review - The purpose of this committee is to oversee management's implementation of internal controls and procedures relating to the valuations placed on the securities of the Fund, to review and confirm the implementation of changes intended to improve performance, and to evaluate fund performance. Current Committee members are: Bernard J. Vaughan, Chairman; Edward L. Jaroski, John R. Parker, James F. Leary and Leonard B. Melley. The Committee met four times during the fiscal year ended September 30, 2003.

INFORMATION ABOUT TRUSTEE OWNERSHIP OF FUND SHARES

Name of Trustee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Ranged of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies*

Edward L. Jaroski	Capstone Social Ethics & Religious Values Fund $10,001 - $50,000	Over $100,000

Bernard J. Vaughan	Capstone Social Ethics & Religious Values Fund $1 - $10,000	$50,001 - $100,000

James F. Leary	None	$1 - $100,000

Leonard B. Melley, Jr.	None	$50,001 - $100,00

John R. Parker	Capstone Social Ethics & Religious Values Fund $1 - $10,000	$1 - $10,000

_____________
*Information provided as of December 31, 2003.

INFORMATION ABOUT TRUSTEE OWNERSHIP OF SECURITIES ISSUED BY CAPSTONE

ASSET MANAGEMENT COMPANY OR ANY COMPANY CONTROLLING, CONTROLLIED BY

OR UNDER COMMON CONTROL WITH CAPSTONE ASSET MANAGEMENT COMPANY

     As of December 31, 2003, the Independent Trustees, and/or any of their immediate family members, did not own any securities issued by the Adviser or any company controlling, controlled by or under common control with Capstone Asset Management Company.

     The Trustees and officers of the Fund as a group own less than one percent of the outstanding shares of the Fund. Each independent Trustee serves as a director or trustee on the Board of two other registered investment companies comprising the Capstone Complex of Mutual Funds. The independent Directors/Trustees are entitled to $2,000 per meeting attended and are paid an annual retainer of $7,000. In addition, each independent Director/Trustee is paid $500 per committee for serving on four (4) committees. The Lead Director is paid an additional $2,000 for serving the complex. All fees received by the Directors/Trustees are allocated among the funds based on net assets. The Directors/Trustees and officers of the Capstone Funds are also reimbursed for expenses incurred in attending meetings of the Boards of Directors/Trustees. For the fiscal year ended September 30, 2003, the Fund paid or accrued for the account of its officers and trustees, as a group for services and expenses in all capacities, a total of $82,053.49

     The following table represents the compensation received by the independent Directors/Trustees during fiscal year 2003 from the Capstone Complex of Mutual Funds.
Name of Person, Position	Aggregate Compensation from Registrant (1)	Pension or Retirement Benefits Accrued as Part of Fund	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees

James F. Leary, Trustee	$13,971.62	$0	$0	$17,000 (1)(2)(3)

John R. Parker, Trustee	$13,971.62	$0	$0	$17,000 (1)(2)(3)

Bernard J. Vaughan, Trustee	$15,621.36	$0	$0	$19,000 (1)(2)(3)

Leonard B. Melley, Trustee	$13,971.64	$0	$0	$17,000 (1)(2)(3)

_______________
(1)SERV does not pay deferred compensation.
(2)Director of Capstone Series Fund Inc. and Capstone Christian Values Fund Inc.
(3)Compensation received by Independent Directors/Trustees is allocated among the Capstone complex of Mutual Fund son which the Trustee serves based on net assets.

Adviser and Administrator

     Pursuant to the terms of an investment advisory agreement dated October 1, 1998 (the "Advisory Agreement"), SERV employs Capstone Asset Management Company (the "Adviser and Administrator") to furnish investment advisory services. The Adviser and Administrator was formed in 1982 as a wholly-owned subsidiary of Capstone Financial Services, Inc. The Adviser and Administrator is located at 5847 San Felipe, Suite 4100, Houston, Texas 77057. The Adviser and Administrator provides investment management services to pension and profit sharing accounts, corporations and individuals, and serves as investment adviser and/or administrator to three registered investment companies. The Adviser and Administrator manages assets in excess of $2.75 billion.

     The Investment Advisory Agreement provides that the Adviser and Administrator shall have full discretion to manage the assets of the Funds in accordance with their investment objectives and policies and the terms of the Declaration of Trust. The Adviser and Administrator is authorized, with the consent of the Trustees, to engage sub-advisers for the Funds. The Adviser and Administrator has sole authority to select broker-dealers to execute transactions for the Funds, subject to the reserved authority of the Trustees to designate particular broker-dealers for this purpose. The Adviser and Administrator will vote proxies on portfolio securities of the Funds, subject to any guidelines that may be established by the Trustees. The Investment Advisory Agreement provides that the Adviser and Administrator will generally not be liable in connection with its services except for acts or omissions that constitute misfeasance, bad faith or gross negligence, and the Adviser and Administrator shall not be liable for the acts of third parties. The Investment Advisory Agreement provides that it may be terminated at any time without penalty on sixty days' notice by either party.

     For its services, the Adviser and Administrator receive investment advisory fees monthly, in arrears, from each Fund at the following annual rates. The fee rates are applied to the aggregate average daily net assets of those Funds, as a group, and the resulting total fees are pro rated among those Funds based on their relative net assets.

Name of Fund	Annual Fee rate as a percentage of average daily net assets
Aggregate assets of Short-Term	0.15% of the first $500 million
Bond Fund, Bond Fund, Large Cap	0.10% of the next $250 million
Equity Fund, Small Cap Equity Fun	0.075% of the next $250 million
International Fund	0.05% of assets over $1 billion

      For the Trust's fiscal year ended September 30, 2003, each Fund paid the following investment advisory fees: Short-Term Bond Fund - $54,585; Bond Fund - $95,652; Large Cap Equity Fund - $113,429; Small Cap Equity Fund - $38,439; and International Fund - $30,636. These fees were allocated to each class of shares based on their relative asset values.

      Pursuant to the Advisory Agreement, the Adviser and Administrator pays the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of SERV (including SERV's share of payroll taxes), except expenses of travel to attend meetings of SERV's Board of Trustees or Committees or advisers to the Board. The Adviser and Administrator also agrees to make available, without expense to SERV, the services of its directors, officers and employees who serve as officers of SERV.

      The Advisory Agreement provides that the Adviser and Administrator shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser and Administrator in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement and the Adviser and Administrator shall not be liable for the acts of third parties.

      The Advisory Agreement was most recently approved by unanimous votes of the Boards of Directors, and of the directors who are not interested persons, at a meeting held February 28, 2003. The directors reviewed with counsel a report prepared by the Adviser concerning its advisory and administrative services to the Fund, and materials concerning the Fund's performance and expenses, including advisory fee rates, for the Fund and comparable funds. The directors also considered information presented at the meeting concerning the Adviser's soft dollar arrangements, its updated execution system and its oversight of the Fund's other service providers. The directors considered various sources of compensation to the Adviser and its affiliates, including the receipt of distribution fees by the Fund's Distributor. In determining that the Advisory Agreement should be continued, the directors noted their continuing satisfaction with the Fund's performance and the Adviser's services to the Fund, as well as the reasonableness and fairness of the advisory fees and of overall Fund expenses.

      The Advisory Agreement will remain in effect from year to year provided its renewal and as to each Fund is specifically approved (a) by SERV's Board of Trustees or, as to each Fund, by vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party, by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (a) at any time without penalty by SERV upon the vote of a majority of the Trustees or, as to a Fund, by vote of the majority of that Fund's outstanding voting securities, upon 60 days' written notice to the Adviser and Administrator or (b) by the Adviser and Administrator at any time without penalty, upon 90 days' written notice to SERV. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Proxy Voting Policies

      The Board of Trustees of SERV has approved the Adviser and Administrator's Proxy Voting Policies and Procedures as the procedures to be followed in voting proxies for the Funds. The Proxy Voting Policies and Procedures are attached as Exhibit A to this Statement of Additional Information.

Advisory Committee and Consultant

      The Board of Trustees has appointed an advisory committee ("Advisory Committee") to consult with and make recommendations to the Trustees regarding the application of social, ethical and religious values principles in selecting investments for the Funds, as well as on other matters regarding the structure, philosophy and operations of the Funds. Members of the Advisory Committee are not compensated for their services, although they will be reimbursed by the Trust for expenses of attendance at Trust-related meetings. The Advisory Committee consists of members selected by the Board of Trustees on the basis of their qualifications to provide this type of advice to the Board. Additionally, the Board has retained Madison Portfolio Consultants, 400 Madison Avenue, Suite 810, New York, New York, 10017 ("Madison") to serve as an independent source of expertise and education for the Advisory Committee and for the Board regarding (a) the general design and operation of the Funds, (b) the performance of the Adviser and Administrator and of other service providers to the Funds and (c) economic and other developments relevant to the operations of the Funds. Neither the Board of Trustees nor the Adviser and Administrator are obliged to accept the recommendations of the Advisory Committee or Madison. For its services, Madison receives a fee (subject to an annual minimum of $50,000) based on the aggregate net assets of SERV, payable quarterly at an annual rate equal to .025% of the Funds' average daily net assets up to $200,000,000, .01% of the next $200,000,000 of such assets, .005% of the next $600,000,000 of such assets, and an amount to be negotiated for assets in excess of $1 billion. For the fiscal year ended September 30, 2003, the Funds paid Madison the following fees: Short-Term Bond Fund - $7,984; Bond Fund - $14,314; Large Cap Equity Fund - $16,977; Small Cap Equity Fund - $6,957; and International Fund - $5,096.

Administration Agreement

      Pursuant to an Administration Agreement dated October 1, 1998 between SERV and Capstone Asset Management Company, the Adviser and Administrator supervises all aspects of the Funds' operations. It oversees the performance of administrative and professional services to the Funds by others; provides office facilities; prepares reports to stockholders and the Securities and Exchange Commission; and provides personnel for supervisory, administrative and clerical functions. Except as noted below, the costs of these services are borne by the Adviser and Administrator. For these services, the Funds will pay to the Adviser and Administrator a fee, calculated daily and payable monthly in arrears, equal to an annual rate of 0.075% of each Fund's average net assets. For the fiscal year ended September 30, 2003, the Funds paid the following administration fees: Short-Term Bond Fund - $27,292; Bond Fund - $47,701; Large Cap Equity Fund - $56,715; Small Cap Equity Fund - $19,220; and International Fund - $15,318.

      The Administration Agreement will remain in effect for an initial two-year period and will continue thereafter until terminated by either party.

Distributor

      Capstone Asset Planning Company (the "Distributor"), 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as the principal underwriter of the Funds' shares pursuant to a written agreement with SERV dated October 1, 1998 (the "Distribution Agreement"). The Distributor has the exclusive right (except for distributions of shares directly by SERV) to distribute shares of the Funds in a continuous offering through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. Except to the extent otherwise permitted by the Service and Distribution Plan (see below), the Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising.

      Edward L. Jaroski is President of SERV and is a Director and President of the Adviser and Administrator and the Distributor. Some other officers of SERV are also officers of the Adviser and Administrator, the Distributor, and their parent, Capstone Financial Services.

      The Distribution Agreement shall continue for an initial two-year term and is renewable from year to year if approved in each case as to each Fund (a) by SERV's Board of Trustees or, with respect to a Fund, by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

      SERV has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 for the Funds' Class A shares which permits Class A shares of each Fund to compensate the Distributor for its services in connection with the distribution of its Class A shares and provision of certain services to Class A shareholders. These services include, but are not limited to, the payment of compensation, including incentive compensation, to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") to obtain various distribution-related and/or administrative services for the Funds. These services include, among other things, processing new stockholder account applications, preparing and transmitting to the Funds' Transfer Agent computer processed tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Plan authorizes Class A shares of each Fund to bear the cost of preparing, printing and distributing Fund prospectuses and Statements of Additional Information to prospective Class A investors and of implementing and operating the Plan.

      Under the Plan, payments are made to the Distributor at an annual rate of 0.25% of the average net assets of Class A shares of the Funds. Subject to these limits, the Distributor may re-allow to Service reorganizations (which may include the Distributor itself) amounts at an annual rate up to 0.25% for each Fund based on the average net asset value of shares held by shareholders for whom the Service Organization provides services. Any remaining amounts not so allocated will be retained by the Distributor. The Distributor collects the fees under the Plan on a monthly basis. During the fiscal year ended September 30, 2003, the Funds paid the following fees under the Plan: Short-Term Bond Fund - $1,230; Bond Fund - $104,448; Large Cap Equity Fund - $96,164; Small Cap Equity Fund - $30,586; and International Fund - $16,349.

      Rule 12b-1 requires that SERV's Plan and related agreements have been approved by a vote of SERV's Board of Trustees and by a vote of the Trustees who are not "interested persons" of SERV as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees"). The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved at least annually by a majority of the Trustees, including a majority of the Plan Trustees. In determining whether to adopt or continue the Plan, the Trustees must request and evaluate information they believe is necessary to make an informed determination of whether the Plan and related agreements should be implemented, and must conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Funds and their Class A shareholders. Any change in the Plan that would materially increase the distribution expenses to be paid requires approval by shareholders of Class A shares of each affected Fund, but otherwise, the Plan may be amended by the Trustees, including a majority of the Plan Trustees.

      As required by Rule 12b-1, the Trustees will review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures. The Plan and related agreements may be terminated at any time by a vote of the Plan Trustees or, as to a Fund, by vote of a majority of the Fund's outstanding voting securities. As required by Rule 12b-1, selection and nomination of disinterested Trustees for SERV is committed to the discretion of the Trustees who are not "interested persons" as defined under the 1940 Act.

      The following table concerns compensation paid by each Fund to the Distributor during the fiscal year ended September 30, 2003.

Name of Fund	Total 12b-1 Fees Paid	Amount Retained by CAPCO	Amount Paid to Other Service Organizations
Short-Term Bond Fund	$1,230	$727	$503
Bond Fund	$104,448	$2,830	$101,618
Large Cap Equity Fund	$96,164	$1,265	$94,899
Small Cap Equity Fund	$30,586	$650	$29,936
International Fund	$16,349	$295	$16,054

Other Services

     Under the Administration Agreement, SERV bears the cost of the Funds' accounting services, which includes maintaining the financial books and records of the Funds and calculating daily net asset value. InCap Service Company, of Willow Grove, Pennsylvania, performs accounting, bookkeeping and pricing services for SERV. For these services, InCap Service Company receives a monthly fee from SERV. During the fiscal year ended September 30, 2003, the Funds paid the following fees to InCap Service Company for accounting and pricing services: Short-Term Bond Fund - $33,977; Bond Fund - $57,005; Large Cap Equity Fund - $70,551; Small Cap Equity Fund - $27,403; and International Fund - $27,700. InCap Services Company received the following fees for transfer agency services: Short-Term Bond Fund - $12,605; Bond Fund: - $18,633; Large Cap Equity Fund - $21,276; Small Cap Equity Fund - $8,544; and International Fund - $8,157.

Expenses

     SERV pays all of its expenses not borne by the Adviser and Administrator pursuant to the Administration Agreement including such expenses as (i) advisory and administrative fees, (ii) fees under the Service and Distribution Plan (see "Distributor"), (iii) fees for legal, auditing, transfer agent, dividend disbursing, and custodian services, (iv) the expenses of issue, repurchase, or redemption of shares, (v) interest, taxes and brokerage commissions, (vi) membership dues in the Investment Company Institute allocable to SERV, (vii) the cost of reports and notices to shareholders, and (viii) fees to Trustees and salaries of any officers or employees who are not affiliated with the Adviser and Administrator, if any.

     Each Fund's expenses and expenses of each class of shares are accrued daily and are deducted from total income before dividends are paid. SERV expenses are generally allocated among the Funds based on their respective net asset values. Fund expenses, as well as a Fund's share of SERV expenses, are generally allocated between classes based on their respective net asset values, except that Class A expenses pursuant the Service and Distribution Plan are borne only by Class A shares and the Trustees may determine that other expenses are specific to a particular class and should be borne by that class alone.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     The following table sets forth information concerning each person who, to the knowledge of the Board of Trustees, owned of record more than five percent of the Fund's common stock as of January 02, 2003.

Short-Term Bond Fund

Class A
Gulf States Conference of Seventh-Day Adventists Endowment 6450 Atlanta Highway Montgomery, AL 36124-0249	10.4458%
Charles Chase 13 Orchard Drive Corning, NY 14830-3733	7.5431%
National Investors / Capstone 55 Water Street 32nd Floor New York City, NY 10041	63.4524%
Class C
General Conference of Seventh-day Adventists Inter-American Division P.O. Box 830518 Miami, FL 33114	25.8876%
General Conference Corp of SDA Inter-American Division 760 Ponnce de Leon Blvd Coral Gables, FL 33134-0760	23.0278%
General Conference Corporation of Seventh-Day Adventists - South American Division 12501 Old Columbia Pike Silver Spring, MD 20904	21.72448%
Adventist Health Non-Profit Religious Corporation 2100 Douglas Boulevard Roseville, CA 95661	12.8741%
Bond Fund

Class A

AIG Federal Savings Bank, Custodian TTee FBO Adventist Retirement Plan 2929 Allen Parkway L3-300 Houston, TX. 77019	81.4820%
Mac & Co A/C AQTF8768092 Mutual Fund Operations PO Box 3198 Pittsburgh, PA 15230-3198	12.5347%

Class C
General Conference Corporation of Seventh-Day Adventists - South American Division 12501 Old Columbia Pike Silver Spring, MD 20904	46.9588%
South NE Conference of Seventh-Day Adventists 34 Sawyer Street P.O. Box 1169 S. Lancaster, MA 01561	5.4651%
Large Cap Equity Fund

Class A
AIG Federal Savings Bank, Custodian TTee FBO Adventist Retirement Plan 2929 Allen Parkway L3-300 Houston, TX. 77019	89.3941%
Mac & Co. A/C AQTF8768102 Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	6.6492%
Class C
Pacific Union College 1 Angwin Avenue Angwin, CA 94598-9650	14.2511%
NAD General Conference Corp 12501 Old Columbia Pike Silver Spring, MD 20904-6600	11.8893%
Adventist Whole Health Net 11 Tranquility Lane Reading, PA 19607	10.2708%
Pacific Press 1350 N. Kings Road Nampa, ID 83653	9.7624%
Castle Medical Center 640 Ulukahiki Street Kailua, HI 96734	6.8596%
Board of Pensions of the United Methodist Church Southwest Conference 16400 Huebner Road San Antonio, TX. 78248	6.0536%
South NE Conference of SDA 34 Sawyer Street P.O. Box 1169 S. Lancaster, MA 01561	5.9190%
NJ Conference Association of SDA 2160 Brunswick Avenue Trenton, NJ 08648	5.4018%
Small Cap Equity Fund
Class A
AIG Federal Savings Bank, Custodian TTee FBO Adventist Retirement Plan 2929 Allen Parkway L3-300 Houston, TX. 77019	74.7595%
Mac & Co. A/C AQTF8768112 Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	20.3114%
Class C
Pacific Press 1350 N. Kings Road Nampa, ID 83653	17.8411%
Firnbank Co. 1620 Dodge Street Omaha, NE 68102	16.9003%
Board of Pensions of the United Methodist Church Southwest Conference 16400 Huebner Road San Antonio, TX. 78248	15.5969%
Capstone Financial SERV 401(k) 5847 San Felipe, Suite 4100 Houston, Texas 77057	9.4276%
South NE Conference of SDA 34 Sawyer Street P.O. Box 1169 S. Lancaster, MA 01561	5.8928%
NJ Conference Association of SDA 2160 Brunswick Avenue Trenton, NJ 08648	5.2278%
International Fund
Class A
AIG Federal Savings Bank, Custodian TTee FBO Adventist Retirement Plan 2929 Allen Parkway L3-300 Houston, TX. 77019	94.6934%
Class C
Firnbank Company 1620 Dodge Street Omaha, NE 68102	43.2623%
NAD General Conference Corp 12501 Old Columbia Pike Silver Spring, MD 20904-6600	16.8728%
Pacific Press 1350 N. Kings Road Nampa, ID 83653	17.8411%
The Society of Thoracic Surgeons 622 N. St. Clair Street Suite 2320 Chicago, IL. 60611	15.5969%
NJ Conference Association of SDA 2160 Brunswick Avenue Trenton, NJ 08648	5.7665%

PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Adviser and Administrator is responsible for decisions to buy and sell securities for each Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Adviser and Administrator to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. The Adviser and Administrator seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Adviser and Administrator considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm are believed to meet these criteria, preference may be given to firms which also provide research services to the Funds or the Adviser and Administrator. In addition, the Adviser and Administrator may cause a Fund to pay a broker that provides brokerage and research services a commission in excess of the amount another broker might have charged for effecting a securities transaction. Such higher commission may be paid if the Adviser and Administrator determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser and Administrator's overall responsibilities to the Fund and the Adviser and Administrator's other clients. Such research services must provide lawful and appropriate assistance to the Adviser and Administrator in the performance of its investment decision-making responsibilities and may include advice, both directly and in writing, as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities, as well as furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

      The Adviser and Administrator places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which a Fund effects its securities transactions may be used by the Adviser and Administrator in servicing all of its accounts; not all of such services may be used by the Adviser and Administrator in connection with the Fund. The Adviser and Administrator has arrangements to receive research only with respect to accounts for which it exercises brokerage discretion, including the Funds. This research may be used in providing service to accounts for which the Adviser and Administrator does not exercise discretion. Research received with respect to the latter accounts although not by a specific arrangement may also be used by the Adviser and Administrator in providing service to other accounts, including the Funds. In the opinion of the Adviser and Administrator, the benefits from research services to each of the accounts (including the Funds) managed by the Adviser and Administrator cannot be measured separately.

      The Adviser and Administrator seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser and Administrator are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

      Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Board of Trustees may determine, the Adviser and Administrator may consider sales of shares of the Funds as a factor in the selection of dealers to execute portfolio transactions for the Funds.

The Fund paid the following commissions during the period indicated:

	Year Ended 9/30/2003	Year Ended 9/30/2002	Year Ended 9/30/2001	Year Ended 9/30/2000
Short-Term Bond Fund	(1)	(1)	(1)	(1)
Bond Fund	(1)	(1)	(1)	(1)
Large Cap Equity Fund	$56,222 (2)	$62,183 (2)	$59,892 (2)	$80,753 (2)
Small Cap Equity Fund	$52,348 (2)	$97,435 (2)	$87,739 (2)	$91,276 (2)
International Fund	$119,545	$82,339	$416,767	$838,499

_________________

(1) Short-Term Bond Fund and Bond Fund paid commissions on negotiated rates.

(2) Of this amount approximately 100% was paid to brokers who furnished research services.

No commissions were paid to affiliated brokers.

Personal Trading Policies

     The Funds, the Adviser and Administrator, and the Distributor have adopted Codes of Ethics under Rule 17j-1 under the Investment Company Act of 1940. Consistent with requirements of that Rule, the codes permit persons subject to the codes to invest in securities, including securities that may be purchased by a Fund. The codes and the Rule require these transactions to be pre-approved and monitored..

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each class of shares of each Fund is computed daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange ("Exchange") normally 4:00 p.m. Eastern Time, except that the net asset value will not be computed on days when the Exchange or the Federal Reserve wire system is closed or on the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     The net asset value of each of the Funds' shares is computed by dividing the value of all securities plus other assets, less liabilities, by the number of shares outstanding, and adjusting to the nearest cent per share. Such computation is made by (i) valuing securities listed on an exchange at the last reported sale price, or if there has been no sale that day at the mean between the last reported bid and asked prices, (ii) by valuing securities traded on the NASDAQ market, at the Nasdaq Official Closing Price, if available, otherwise at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing other equity securities at the mean between the last reported bid and asked prices and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Board of Trustees.

     Debt securities (other than short-term obligations) including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost.

     If market value quotations are not readily available for an investment, the investment will be valued at fair value as determined in good faith by the Board of Trustees. For investments in securities traded on foreign exchanges that close prior to the time at which a Fund's net asset value is determined, the calculation of net asset value does not take place contemporaneously with the determination of the prices of those securities. If an event were to occur after the value of a Fund investment was so established but before the Fund's net asset value per share is determined that is likely materially to change the value of said Fund investment and therefore change the Fund's net asset value, the Fund investment would be valued using fair value considerations established by the Board of Trustees.

HOW TO BUY AND REDEEM SHARES

     Shares of each Fund are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including Capstone Asset Planning Company. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and may charge a fee for this service in addition to a Fund's net asset value. After each investment, the stockholder and the authorized investment dealer receive confirmation statements of the number of shares purchased and owned.

     Shares will be credited to a shareholder's account at the net asset value next computed after an order is received by the Distributor. Initial purchases of Class A shares must be at least $200 per fund; except for continuing investments plans which have no minimum. There is no minimum for subsequent purchases of shares, except that the minimum for subsequent telephone purchases is $1,000 per fund. The minimum initial aggregate investment in the Funds for Class C shares is $100,000 with no minimum per Fund, with a $1,000 per fund minimum required for subsequent purchases ($50,000 for subsequent telephone purchases), except for that Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum investment per fund is $5,000. No stock certificates representing shares purchased will be issued. SERV's management reserves the right to reject any purchase order if, in its opinion, it is in SERV's best interest to do so.

     At various times, the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or recognition programs conforming to criteria established by the Distributor, or to participate in sales programs sponsored by the Distributor. In addition, the Adviser and Administrator and/or the Distributor in their discretion may from time to time, pursuant to objective criteria established by the Adviser and Administrator and/or the Distributor, sponsor programs designed to reward selected dealers for certain services or activities which are primarily intended to result in the sale of shares of the Funds. Such payments are made out of their own assets and not out of the assets of the Funds. These programs will not change the price paid by a stockholder for shares of a Fund or the amount that the Funds will receive from such sale.

     Generally, shareholders may require the Funds to redeem their shares by sending a written request, signed by the record owner(s), to Capstone Social Ethics and Religious Values Fund, c/o InCap Service Company, 630 Fitzwatertown Road, Willow Grove, PA 19090. In addition, certain expedited redemption methods are available.

DIVIDENDS AND DISTRIBUTIONS

     Each Fund's policy is to distribute each year to shareholders substantially all of its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses). Each Fund intends similarly to distribute to shareholders at least annually any net realized capital gains (the excess of net long-term capital gains over net short-term capital losses). The Funds intend to declare and pay such amounts as dividends quarterly. All dividends and capital gain distributions are reinvested in shares of the particular Fund at net asset value without sales commission, except that any shareholder may otherwise instruct the Transfer Agent in writing and receive cash. Shareholders are informed as to the sources of distributions at the time of payment. Any dividend or distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of the dividend or distribution. All or a portion of any such dividend or distribution, although in effect a return of capital, may be taxable, as set forth below.

TAXES

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated there under, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

     As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     SERV is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each of the Funds qualifies as a regulated investment company for purposes of Massachusetts law.

Market Discount

     If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount

     Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Options, Futures and Forward Contracts

     Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized. Transactions in options, futures and forward contracts undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

     Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Constructive Sales

     Rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

Currency Fluctuations - Section 988 Gains or Losses

     Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be re-characterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

Passive Foreign Investment Companies

     The Funds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Distributions

     Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

     Properly designated distributions of net capital gains, if any, will generally be taxable to shareholders as long-term capital gains, regardless of how long the stockholder has had the Fund's shares, and are not eligible for the dividends received deduction.

     Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

     If a Fund retains its net capital gains, although there are no plans to do so, the Fund may elect to treat such amounts as having been distributed to shareholders. As a result, the shareholders would be subject to tax on undistributed capital gain, would be able to claim their proportionate share of the federal income taxes paid by the Fund on such gain as a credit against their own federal income tax liabilities, and would be entitled to an increase in the basis of their Fund shares.

Disposition of Shares

     Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Backup Withholding

     Each Fund generally will be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxation

     Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

     SERV is organized as a Massachusetts business trust and, under current law, neither SERV nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

OTHER INFORMATION

     Custody of Assets. All securities owned by the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in the Funds' investment portfolio, are held by The Fifth Third Bank, 38 Fountain Square, Cincinnati, Ohio 45263, as custodian.

     Shareholder Reports. Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants. The financial statements and notes, including the investment portfolio of each Fund, together with the Report of Independent Accountants in the Funds' most recent annual report are incorporated by reference in this Statement of Additional Information.

     Independent Accountants. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820 Philadelphia, Pennsylvania 19102-1732, the independent accountants for SERV, performs annual audits of each Fund's financial statements.

     Legal Counsel. Dechert LLP, 1775 I Street, N.W., Washington, DC 20006-2401 is legal counsel to SERV.

APPENDIX - I

Capstone Asset Management Co.
Proxy Voting Policies and Procedures

Adopted:  March 1, l994
Revised:  May 1, 1999
Further Revised: June 30, 2003

I.  Statement of Policy

It is the policy of Capstone Asset Management Company ("CAMCO") to vote proxies on securities held by its clients for which CAMCO exercises voting authority, including CAMCO's registered investment company clients, ("Clients") in the best interests of those Clients and without regard to the interests of the Adviser or any other client of the Adviser, and of Fund shareholders, in accordance with CAMCO's fiduciary duties under applicable law and in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). CAMCO has adopted these proxy voting policies and procedures ("Procedures") for the voting of proxies relating to securities held in client accounts as to which CAMCO has voting authority, directly or indirectly. Indirect voting authority exists where CAMCO's voting authority is implied by a general obligation of investment authority without reservation of proxy voting authority. The Boards of Directors/Trustees of investment companies ("Funds") for which CAMCO acts as investment adviser, and for which CAMCO has discretionary authority to vote proxies, have directed CAMCO to follow these Procedures in voting proxies for the Funds.

II.  Limitations on Policy

a.  Client Instructions or Restrictions - CAMCO's exercise of voting rights for Client securities is subject to any applicable instructions or restrictions that may be imposed by a particular Client, from time to time. In such a case, CAMCO may vote proxies for a particular Client differently from those voted for a Client that does not provide instructions or restrictions.

b.  Securities No Longer Held - CAMCO generally will not vote proxies with respect to securities of a Client that are no longer held by a Client, having been sold on or after the record date.

c.  Securities on Loan - CAMCO may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its client's overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as the Adviser deems appropriate under the circumstances. As examples, CAMCO may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

III.  Conflicts of Interest

If CAMCO determines that voting proxies with respect to a particular security would involve a material conflict between the interests of CAMCO and its affiliates, on the one hand, and those of one or more Clients, on the other, CAMCO will choose one of the following options:

  Cause the proxies to be "echo voted" -- i.e., in the same proportion as the votes of non-Client holders of the particular security;

  Vote the proxies in accordance with the recommendations of an independent proxy voting service;

  Refer the voting decision to the Client;

  Obtain from the Client an acknowledgement and waiver of the conflict to permit CAMCO to vote the proxies in accordance with the policies described in Appendix A.

IV.  Administration

a.  Obtaining Proxy Statements. CAMCO will take reasonable steps to assure that proxy statements are received from Clients' custodian(s), or any other appropriate person, in a timely manner. A list of accounts for which CAMCO is required to vote proxies will be maintained. Periodically a comparison will be performed between proxies received and those proxies required to be voted by CAMCO. Any discrepancies will be resolved promptly.

b.  Disclosure. CAMCO will comply with applicable requirements of the Securities and Exchange Commission regarding disclosures to Clients about these Procedures and about particular proxy votes. In particular, CAMCO will: provide Clients with a description of these Procedures; provide a copy of these Procedures to any Client upon request; and disclose to Clients how they may obtain information from CAMCO about particular proxy votes.

c.  Records. CAMCO will make, maintain and preserve records related to these Procedures in accordance with applicable regulatory requirements.

d.  Proxy Voting Responsibility. To provide centralized management of the proxy voting process, CAMCO shall establish a Proxy Voting Committee comprised of all members of the CAMCO Investment Committee and one or more representatives of the legal compliance area. (See Appendix B).

The Proxy Voting Committee shall:

  Supervise the proxy voting process, including the indemnification of material conflicts of interest involving the Adviser and the proxy voting process in respect of securities owned by or on behalf of such clients;

  Determine how to vote proxies relating to issues not covered by these guidelines; and

  Determine when the Adviser may deviate from these guidelines.

e.  Compliance Responsibility. CAMCO shall designate, from time to time, one or more persons, to be identified in Appendix B, to monitor compliance with these Procedures and with applicable regulatory requirements.

f.  Review of Procedures. CAMCO will review these Procedures from time to time to assure their continuing appropriateness.

APPENDIX A

PROXY VOTING POLICIES

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

We will generally vote for nominees. If we vote against management, the reasons for this decision will be kept in CAMCO's records.

B. Chairman and CEO are the Same Person

We vote, on a case-by case basis, on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C. Majority of Independent Directors

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a case by-case basis.

Shareholder proposals that request that the board audit compensation and/or nominating committees include independent directors exclusively are reviewed on a case-by-case basis.

D. Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E. Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.

F. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violation of fiduciary obligations than mere carelessness.

We vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

G. Charitable Contributions

Votes for shareholder proposals to eliminate, direct or otherwise restrict charitable contributions are evaluated on a case-by case basis.

H. Management Prerogatives

We vote against shareholder proposals the effect of which we believe falls correctly under the perview of management.

II. Proxy Contests

A. Voting for Directors Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

  long-term financial performance of the target company relative to its industry management's track record
  background to the proxy contest
  qualifications of director nominees (both slates)
  evaluation of what each side is offering shareholders as well as the likelihood that the proposed objective and goals can be met stock ownership positions.

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III. Auditors

Ratifying Auditors

  We will generally vote for the selection of auditors. If we vote against the selection of auditors, the reasons for this decision will be kept in CAMCO's records.
  We vote for shareholder proposals that prohibit the audit firm from providing consulting services.
  We examine on a case-by-case basis, proposals to limit the term of successive engagements of any one audit firm.

V. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

D. Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V. Tender Offer Defenses

A. Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review, on a case-by-case basis, shareholder proposals to redeem a company's poison pill.

We review, on a case-by-case basis, management proposals to ratify a poison pill.

B. Fair Price Provisions

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more that a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

D. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder voter requirements for charter and bylaw amendments.

E. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

VI. Miscellaneous Governance Provisions

Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

VII. Capital Structure

A. Common Stock Authorization

We review, on a case-by-case basis, proposals to increase the number of shares of common stock authorized for issue.

B. Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review, on a case-by-case basis, proposals that would authorize the creation of new classes or preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review, on a case-by-case basis, proposals to increase the number of authorized blank check preferred shares.

C. Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

D. Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock

G. Preemptive Rights

We review, on a case-by-case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H. Debt Restructurings

We review, on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

  Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earning be?
  Change in Control -- Will the transaction result in a change of control of the company?
  Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approval proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

In general, we vote, on a case-by-case basis, on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

A. Shareholder Proposals to Limit Executive and Director Pay

We review, on a case-by-case basis, all shareholder proposals that seek additional disclosure of executive and director pay information.

We review, on a case-by-case basis, all other shareholder proposals that seek to limit executive and director pay.

B. Golden and Tin Parachutes

We review, on a case-by-case basis, all proposals to ratify or cancel golden or tin parachutes.

C. Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

D. 401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A. Voting on State Takeover Statutes

We review, on a case-by-case basis, proposals to opt in or out of share takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, shareholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

  anticipated financial and operating benefits;
  offer price (cost vs. premium).

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis, depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made, on a case-by-case basis, after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made, on a case-by-case basis, after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executive managing the liquidation.

F. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

We generally vote for changing the corporate name. If we vote against the proposed change, the reasons will be noted in CAMCO's records.

XI. Mutual Fund Proxies

A. Election of Directors/Trustees

We vote on director/trustee nominees on a case-by-case basis.

B. Investment Advisory Agreement

We vote on investment advisory agreements on a case-by-case basis.

C. Fundamental Investment Restrictions

We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D. Distribution Agreements

We vote on distribution agreements on a case-by-case basis.

XII. Social and Environmental Issues

We vote on shareholder proposals on social and environmental issues on a case-by-case basis.

PROXY VOTING -- ADDENDUM

We generally vote routine proxies for management's proposals. If we vote against management, CAMCO will keep a record of the reasons for such votes.

Routine issues include:

  Re-election of board members
  Name changes
  Appointment of auditors or other professionals

Our guidelines on non-routine issues will be revised from time to time based on our research. We will vote on these matters generally in accordance with our guidelines, subject to our fiduciary duty and any legal requirements binding the applicable client's proxy votes. If we vote otherwise than in accordance with our guidelines, the reasons will be noted in CAMCO's records.

Non-routine issues include:

  Acquisitions
  Mergers
  Spin-offs
  Significant changes in the By-Laws, Articles of Incorporation, etc.
  Anti-takeover provisions, poison pills
  Rights offerings
  Measure in authorized shares of common or preferred stock

APPENDIX B

1.  Proxy Voting Committee

Dan Watson

Edward Jaroski

Howard Potter

John Wolf

Paul Townsen

Gina Garcia

Linda Giuffre

Lance Estridge

2.  Individual Responsibility for Monitoring Compliance with these Procedures

Linda Giuffre

CAPSTONE SOCIAL ETHICS AND RELIGIOUS VALUES FUND
OTHER INFORMATION
(PART C TO REGISTRATION STATEMENT NO. 333-49995)

Item 23. Exhibits

*a	Copy of Declaration of Trust dated April 13, 1998.
**b	Copy of by-laws.
c	None.
*d	Copy of Investment Advisory Agreement between Capstone Social Ethics and Religious Values Fund and Capstone Asset Management Company.
*e(1)	Copy of General Distribution Agreement between Capstone Social Ethics and Religious values Fund and Capstone Asset Planning Company.
*e(2)	Copy of Selling Group Agreement/Service Agreement.
f	None.
**g	Form of Custodian Agreement between Capstone Social Ethics and Religious Values Fund and Fifth Third Bank.
**h(1)	Form of Consulting Services Agreement with Madison Portfolio Consultants, Inc.
*h(2)	Copy of Administration Agreement between Capstone Social Ethics and Religious Values Fund and Capstone Asset Management Company.
**h(3)	Form of Shareholder Services Agreement between Capstone Social Ethics and Religious Values Fund and Declaration Service Company.
i	Opinion of Dechert LLP, filed herewith.
**j(1)	Power of Attorney of Messrs. Bernard J. Vaughan, James F. Leary and John R. Parker.
j(2)	Consent of Auditors, Briggs, Bunting & Dougherty, LLP filed herewith
k	None.
l	None.
**m	Service and Distribution Plan.
***n	Multi Class Plan pursuant to Rule 18f-3.
p	Code of Ethics , filed herewith.

-------------------------
*Filed with initial registration statement, on April 13, 1998 and incorporated herein by reference.

**Filed with Pre-Effective Amendment No. 1, on July 21, 1998 and incorporated herein by reference

***Filed with Pre-Effective Amendment N. 2, on September 29, 1998 and incorporated by reference

Item 24. Persons Controlled by or under Common Control with Registrant

Registrant does not control and is not under common control with any person.

Item 25. Indemnification

The Declaration of Trust of the Registrant includes the following:

Section 4.3 Mandatory Indemnification.
(a)	Subject to the exceptions and limitations contained in paragraph (b) below:
(i)

every person who is, or has been, a Trustee or officer of SERV shall be indemnified by SERV to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)

the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Trustee or officer:
(i)

against any liability to SERV, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii)	with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of SERV;
(iii)

in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(a)	by the court or other body approving the settlement or other disposition; or
(b)

based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(c)

The rights of indemnification herein provided may be insured against by policies maintained by SERV, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of SERV other than Trustees and officers may be entitled by contract or otherwise under law.

(d)

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by SERV prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that 1either:

(i)	such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or SERV shall be insured against losses arising out of any such advances; or
(ii)	a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested

     As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of SERV (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     To the extent that the Declaration of Trust, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any trustee or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment adviser or principal underwriter to the Registrant, any such provision protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his reckless disregard of his duties pursuant to the conduct of his office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940, as amended, and Release No. IC-11330 issued there under.

Item 26. Business and Other Connections of Investment Adviser

     The investment adviser of the Registrant is also the investment adviser and/or administrator of two other investment companies: Capstone Growth Fund, Inc. and Capstone Christian Values Fund. Such adviser also manages private accounts. For further information, see "Directors and Officers" in Part B. hereof.

Item 27. Principal Underwriters

(a) The principal underwriter of the Registrant, Capstone Asset Planning Company, also acts as principal underwriter for Capstone Growth Fund, Inc. and Capstone Christian Values Fund.

(b) Name and Principal Positions and Offices Positions and Offices Business Address* with Underwriter with Registrant
Dan E. Watson	Chairman of the Board and Director	Executive Vice President
Edward L. Jaroski	President and Director	President
Leticia N. Jaroski	Vice President	--
Linda G. Giuffre	Vice President, Secretary and Treasurer	Secretary/Treasurer

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* 5847 San Felipe, Suite 4100, Houston, Texas 77057

Item 28. Location of Accounts and Records

     Capstone Asset Management Company, the investment adviser and administrator to the Registrant, 5847 San Felipe, Suite 4100, Houston, TX 77057; The Fifth Third Bank, the Registrant's custodian, 38 Fountain Square, Cincinnati, Ohio 45263; and InCap Service Company, c/o InCap Service Company, 630 Fitzwatertown Road Willow Grove, PA 19090, the Registrant's shareholder service agent, maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of Investment Company Act of 1940 and the rules promulgated there under.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and State of Texas on the 28th day of January 28, 2004.

CAPSTONE SOCIAL ETHICS AND RELIGIOUS VALUES FUND

Registrant

By: /s/EDWARD L. JAROSKI
Edward L. Jaroski, Executive Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ EDWARD L. JAROSKI Edward L. Jaroski	Executive Vice President & Trustee (Principal Executive Officer)	January 28, 2004

/s/ LINDA G. GIUFFRE Linda G. Giuffre	Secretary/Treasurer Principal Financial & Accounting Officer)	January 28, 2004

JAMES F. LEARY* James F. Leary	Trustee	January 28, 2004

JOHN R. PARKER* John R. Parker	Trustee	January 28, 2004

BERNARD J. VAUGHAN* Bernard J. Vaughan	Trustee	January 28, 2004

LEONARD B. MELLEY, JR.* Leonard B. Melley, Jr.	Trustee	January 28, 2004

*By: /s/EDWARD L. JAROSKI
Edward L. Jaroski, Attorney-In-Fact

Exhibit Index

(i)      Dechert Opinon

j(2)    Auditor's Consent

(p)    Code of Ethics